UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Altimmune, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Altimmune, Inc.

910 Clopper Road, Suite 201S

Gaithersburg, Maryland, 20878

March 6, 2026

To the Stockholders of Altimmune, Inc.:

You are invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Altimmune, Inc. (the “Company”) scheduled for Thursday, April 16, 2026, at 8:30 a.m., Eastern Time. The Annual Meeting will be held virtually, conducted via live webcast. You may attend the meeting virtually via the Internet at https://www.cstproxy.com/altimmune/2026, where you will be able to vote electronically and submit questions. You will need the 12-digit control number included with these proxy materials to attend the Annual Meeting. The Company’s Board of Directors and management look forward to speaking with you.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement, which you are urged to read carefully.

At this Annual Meeting, the agenda includes the election of nine directors, each for a one-year term, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, an advisory vote on the compensation of the Company’s named executive officers, approval of an amendment to our amended and restated certificate of incorporation to increase the authorized shares of common stock and approval of an amendment to the Altimmune, Inc. 2019 Employee Stock Purchase Plan (the “2019 ESPP”).

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, your shares should be represented and voted. After reading the enclosed Proxy Statement, please cast your vote via the Internet or telephone or complete, sign, date and return the proxy card in the pre-addressed envelope that we have included for your convenience. If you hold your shares in a stock brokerage account, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote via the Internet or by telephone.

On behalf of the Board of Directors, thank you for your continued support.

Sincerely,
/s/ Jerome Durso
Jerome Durso
Chairman of the Board of Directors, President and Chief Executive Officer

Altimmune, Inc.

910 Clopper Road, Suite 201S

Gaithersburg, Maryland 20878

NOTICE OF

2026 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Altimmune, Inc.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Altimmune, Inc., a Delaware corporation (the “Company”), will be held on Thursday, April 16, 2026, at 8:30 a.m., Eastern Time. The Annual Meeting will be held virtually, conducted via live webcast. You may attend the meeting virtually via the Internet at https://www.cstproxy.com/altimmune/2026.

At the Annual Meeting we will:

1.	vote to elect the nine nominees named in the attached Proxy Statement as members of the Company’s Board of Directors for terms expiring at the 2027 Annual Meeting of Stockholders;
2.	vote to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;
3.	hold an advisory vote on the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement;
4.	vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Current Charter”) to increase the number of authorized shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”);
5.	vote to approve an amendment to the 2019 ESPP to increase the number of shares of Common Stock reserved under the 2019 ESPP;
6.	vote to approve the authorization to adjourn the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and
7.	transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.

These items are more fully described in the Company’s Proxy Statement accompanying this Notice.

The record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof, was the close of business on March 13, 2026. You have the right to receive this Notice and vote at the Annual Meeting if you were a stockholder of record at the close of business on March 13, 2026. All stockholders as of the record date, or their duly appointed proxies, may attend the meeting virtually. In order to be able to attend the meeting, you will need the 12-digit control number, which is located on your proxy card, or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at https://www.cstproxy.com/altimmune/2026. Please remember that your shares cannot be voted unless you cast your vote by one of the following methods: (1) vote via the Internet or call the toll-free number as indicated on the proxy card; (2) sign and return a paper proxy card; or (3) vote at the Annual Meeting via the Internet.

By Order of the Board of Directors,

/s/ Jerome Durso
Jerome Durso
Chairman of the Board of Directors, President and Chief Executive Officer

Gaithersburg, Maryland
March 6, 2026

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND COMPLETE AND SUBMIT YOUR PROXY CARD VIA THE INTERNET OR SIGN AND DATE YOUR PAPER PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. ALTERNATIVELY, YOU MAY BE ABLE TO SUBMIT YOUR PROXY BY TOUCH-TONE PHONE AS INDICATED ON THE PROXY CARD.

GENERAL INFORMATION	1

SOLICITATION OF PROXIES	2

VOTING	2

AVAILABILITY OF CERTAIN DOCUMENTS	5

PROPOSAL 1 – ELECTION OF DIRECTORS	6

CORPORATE GOVERNANCE AND BOARD MATTERS	12

PROPOSAL 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	23

PROPOSAL 4 – APPROVAL OF THE ADOPTION OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES	24

PROPOSAL 5 – APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE ALTIMMUNE INC. 2019 EMPLOYEE STOCK PURCHASE PLAN	27

PROPOSAL 6 – AUTHORIZATION TO ADJOURN THE ANNUAL MEETING	30

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31

EXECUTIVE OFFICERS	33

EXECUTIVE COMPENSATION	34

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	50

OTHER MATTERS	50

i

Altimmune, Inc.

910 Clopper Road, Suite 201S

Gaithersburg, Maryland 20878

PROXY STATEMENT FOR THE

2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, APRIL 16, 2026

GENERAL INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of Altimmune, Inc., a Delaware corporation (“Altimmune,” the “Company,” “we” or “our”), to be used at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) scheduled for Thursday, April 16, 2026, at 8:30 a.m., Eastern Daylight Time. The Annual Meeting will be held virtually at https://www.cstproxy.com/altimmune/2026, where you will be able to vote electronically and submit questions. We invite you to attend the Annual Meeting virtually to vote on the proposals described in this proxy statement. You will need the 12-digit control number included with these proxy materials to attend the annual meeting.

This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card are first being mailed to stockholders on or about March  , 2026. Whenever we refer in this Proxy Statement to the “Annual Meeting,” we are also referring to any meeting that results from any postponement or adjournment of the April 16, 2026 meeting.

Holders of record of our Common Stock, par value $0.0001 per share (“Common Stock”), at the close of business on March 13, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On that date, there were shares entitled to be voted.

We encourage you to vote your shares, either by voting at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote via the Internet or telephone or execute the attached paper proxy card, the individuals designated will vote your shares according to your instructions. If any matter other than the Proposals listed in the Notice of Annual Meeting of Stockholders is presented at the Annual Meeting, the designated individuals will, to the extent permissible, vote all proxies in the manner they perceive to be in the best interests of the Company.

If you indicate when voting via the Internet that you wish to vote as recommended by the Board or if you execute the enclosed paper proxy card but do not give instructions, your proxy will be voted as follows: (1) FOR the election of the nominees for director named herein, (2) FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026, (3) FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement, (4) FOR the approval of an amendment to our Current Charter to increase the authorized shares of Common Stock, (5) FOR the approval of an amendment to the 2019 ESPP, (6) FOR the authorization to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the proposals, and (7) in accordance with the discretion of the persons appointed as proxies with respect to any other matters that properly come before the Annual Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, see the information under the heading Voting — Broker authority to vote.

Information on how you may vote at the Annual Meeting (such as granting a proxy that directs how your shares should be voted, or virtually attending the Annual Meeting), as well as how you can revoke a proxy, is contained in this Proxy Statement under the headings Solicitation of Proxies and Voting.

Our Proxy Statement and 2025 Annual Report to Stockholders are available at

https://www.cstproxy.com/altimmune/2026

SOLICITATION OF PROXIES

General

The attached proxy card allows you to instruct the designated individuals how to vote your shares. You may vote in favor of, against, or abstain from voting on any proposal except for Proposal 1. With respect to Proposal 1 (the election of directors), you may, if you desire, indicate on the proxy card that you are not authorizing the designated individuals to vote your shares for one or more of the nominees.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders. We have engaged Alliance Advisors, LLC to assist with the solicitation of proxies and related advice and information support for an estimated fee of $24,000. We will reimburse Alliance Advisors, LLC for reasonable out-of pocket expenses and will indemnify Alliance Advisors, LLC and its affiliates against certain claims, liabilities losses, damages and expenses. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone or other means by our directors, officers, employees or agents. The solicitation of proxies is being made primarily by mail and through the Internet, but directors, officers, employees and contractors retained by the Company may also engage in the solicitation of proxies by telephone.

VOTING

Stockholders entitled to vote and shares outstanding

Each stockholder is entitled to one vote for each share of Common Stock held on each matter submitted to a vote at the Annual Meeting. As of the Record Date, shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting.

How to vote

Submitting a proxy via mail, the Internet or telephone

You may vote by calling the toll-free telephone number listed on the proxy card or visiting the website address listed on the proxy card. If you choose to submit your proxy with voting instructions by telephone or through the Internet, you will be required to provide your assigned control number noted on the Notice before your proxy will be accepted. In addition to the instructions that appear on the Notice, step-by-step instructions will be provided by recorded telephone message or at the designated website on the Internet. Votes submitted by telephone or via the Internet must be received by 11:59 p.m., Eastern Time, on Wednesday, April 15, 2026 in order for them to be counted at the Annual Meeting.

If you are a stockholder of record, or otherwise received a printed copy of the proxy materials, in addition to the methods described above, you may also submit your proxy with voting instructions by mail by following the instructions set forth on the proxy card included with the proxy materials. Specifically, if you are a stockholder of record on the Record Date, you may vote by mailing your proxy card, with voting instructions, to the address listed on your proxy card.

Voting your shares via the Internet at the Annual Meeting

For Shares Directly Registered in the Name of the Stockholder: You may cast your vote virtually at the Annual Meeting; however, we encourage you to vote by proxy card, via the Internet or by telephone in advance of the Annual Meeting, even if you plan to virtually attend the meeting. Instructions on how to attend and vote at the Annual Meeting are described at https://www.cstproxy.com/altimmune/2026.

For Shares Registered in the Name of a Brokerage Firm or Bank: You will receive instructions from your broker or other nominee if you are permitted to vote by Internet or telephone.

How to attend the Annual Meeting online.

We will be hosting our Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting online at https://www.cstproxy.com/altimmune/2026. The webcast will start at 8:30 a.m. Eastern Time on April 16, 2026. Stockholders may vote and ask questions while attending the Annual Meeting online. In order to be able to attend the Annual Meeting, you will need the 12-digit control number, which is located on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the log in page at https://www.cstproxy.com/altimmune/2026.

Revoking a proxy

A proxy that was submitted via the Internet, by telephone or by mail may be revoked at any time before it is exercised by (1) executing a later-dated proxy card via the Internet or by telephone; (2) subsequently sending another proxy bearing a later date; (3) attending the virtual Annual Meeting and voting via the Internet during the Annual Meeting; or (4) giving written notice revoking the proxy to our Corporate Secretary at Altimmune, Inc., 910 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878.

If your shares are registered in the name of a brokerage firm or bank, you must contact your brokerage firm or bank to change your vote or obtain a proxy to vote your shares if you wish to cast your vote at the meeting.

Your virtual attendance at the Annual Meeting in and of itself will not automatically revoke a proxy that was submitted via the Internet, by telephone or by mail.

Broker authority to vote

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered to be the holder of record with respect to your shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote by filling out the voting instruction form provided by your broker or nominee. Telephone and Internet voting options may also be available to beneficial owners. As a beneficial owner, you are also invited to virtually attend the Annual Meeting, you will need the 12-digit control number, which is located on your proxy card, or in the instructions accompanying your proxy materials. You must obtain a proxy from the holder of record of your shares in order to vote at the Annual Meeting.

If your shares are held in street name, your broker or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is “routine.” Under the rules that govern brokers that have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes only on routine matters, such as the ratification of the appointment of independent registered public accounting firms, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on “non-routine” matters without such voting instructions, such as the election of directors. A “broker non-vote” occurs when a beneficial owner has not provided voting instructions and the broker holding shares for the beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal. Proposal 2, Proposal 4 and Proposal 6 are considered “routine” proposals for this purpose.

Quorum

A quorum is required for the conduct of business at the meeting. The presence at the meeting, by virtual attendance or by proxy, of the holders of shares having a majority of the voting power represented by all outstanding shares entitled to vote generally for the election of directors will constitute a quorum, permitting us to conduct the business of the meeting. Proxies received but marked as withhold votes or abstentions, if any, and broker non-votes (as described above) will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. If we do not have a quorum, we may adjourn the Annual Meeting to a later date. The proxy holders intend to use their discretionary authority, if required, to vote in favor of an adjournment to solicit additional proxies to establish a quorum.

Votes necessary to approve each proposal

Election of Directors. The election of directors pursuant to Proposal 1 will require the affirmative vote of the plurality of the shares of Common Stock voted at the Annual Meeting, either virtually or by proxy. This means that the nine nominees receiving the most votes will be elected as directors. With respect to Proposal 1, you may vote in favor of a particular nominee or elect to withhold your vote from a particular nominee. Votes withheld and broker non-votes will have no effect on Proposal 1.

Other Items. For the ratification of our independent registered public accounting firm (Proposal 2), the adoption of a resolution approving on a non-binding, advisory basis the compensation of the Company’s named executive officers (Proposal 3), the approval of an amendment to our Current Charter to increase the authorized shares of Common Stock (Proposal 4), the approval of an amendment to the 2019 ESPP (Proposal 5) and approval of the authorization to adjourn the Annual Meeting (Proposal 6), the affirmative vote of a majority of the votes cast is required to approve each of these proposals. This means that the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on Proposal 3 or Proposal 5. Proposal 2, Proposal 4 and Proposal 6 are considered “routine” for these purposes. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal 2, Proposal 4 and Proposal 6. Accordingly, abstentions and broker non-votes (if any) will have no effect on Proposal 2, Proposal 4 or Proposal 6 and we expect there will be no broker non-votes on these proposals.

Other matters to be decided at the Annual Meeting

We do not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

Postponement or adjournment of the Annual Meeting

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

Results of the voting at the Annual Meeting

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the U.S. Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Multiple proxy cards or voting instruction forms

If you receive multiple proxy cards, it means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Certain stockholder-related matters

We do not know of any stockholder proposals that may be properly presented at the Annual Meeting. For information regarding inclusion of stockholder proposals in our 2026 Annual Meeting of Stockholders Proxy Statement, see the information in this Proxy Statement under the section heading Other Matters — Stockholder proposals for 2026 Annual Meeting.

AVAILABILITY OF CERTAIN DOCUMENTS

Householding of Annual Meeting materials

The Company and some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and their accompanying documents. This means that only one copy of our Proxy Statement is sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department at Altimmune, Inc., 910 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878 or (240) 654-1450. If you want to receive separate copies of our proxy statements in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Additional information

We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our Internet website at www.altimmune.com or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report for the year ended December 31, 2025, without charge to any stockholder upon written or oral request to our Investor Relations Department at Altimmune, Inc., 910 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878 or (240) 654-1450.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor at the contact listed below:

Alliance Advisors, LLC

150 Clove Road

Little Falls, NJ 07424

Email: ALT@allianceadvisors.com

PROPOSAL 1 — ELECTION OF DIRECTORS

The first proposal to be voted on at the Annual Meeting is the election of directors. Our Board currently consists of nine directors: Jerome Durso (Chairman), John M. Gill, Philip L. Hodges, Diane Jorkasky, M.D., Teri Lawver, Wayne Pisano, Mitchel Sayare, Ph.D., Klaus O. Schafer, M.D., MPH and Catherine Sohn, Pharm D. Mr. Durso is also our President and Chief Executive Officer and our other eight current directors are not our employees. All of our current directors have been nominated for reelection at the Annual Meeting. The director nominees will be elected for a term that begins at the Annual Meeting and ends at the 2027 Annual Meeting of Stockholders. Each director nominee will hold office until such director’s successor has been elected and qualified, or until such director’s earlier resignation or removal.

Vote Required

If you sign the enclosed proxy card and return it to the Company, your proxy will be voted FOR all director nominees, for terms expiring at the 2027 Annual Meeting of Stockholders, unless you specifically indicate on the proxy card that you are withholding a vote from one or more of the nominees. Votes withheld and broker non-votes will have no effect on the election of our director nominees.

Directors are elected by a plurality of the votes cast. Accordingly, the nine nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nine nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Board recommendation

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES:

Jerome Durso, Chairman of the Board, President and CEO
John M. Gill
Philip L. Hodges
Diane Jorkasky, M.D.

Teri Lawver
Wayne Pisano

Mitchel Sayare, Ph.D.
Klaus O. Schafer, M.D., MPH

Catherine Sohn, Pharm D

Each of these nominees is currently serving as a director on our Board, and each nominee has agreed to continue to serve on the Board if he or she is elected at the Annual Meeting. If any nominee is unable (or for good cause declines) to serve as a director at any time before the Annual Meeting, proxies may be voted for the election of a qualified substitute designated by the current Board, or else the size of the Board will be reduced accordingly. Biographical information about each of the nominees is included below under Director information.

Qualifications for director nominees

Candidates for Board consideration should have experience in positions with a high degree of responsibility in public companies in the biotechnology industry or related industries, be leaders in the companies or institutions with which they are affiliated, and will be selected based upon contributions they can make to the current and future strategy of the Company. A director must have an exemplary reputation and record for honesty in his or her personal dealings and business or professional activity. All directors must demonstrate strong leadership skills and should possess a basic understanding of financial matters; have an ability to review and understand the Company’s financial and other reports; and be able to discuss such matters intelligently and effectively. He or she also needs to exhibit qualities of independence in thought and action. A candidate should be committed first and foremost to the interests of the stockholders of the Company. Persons who represent a particular special interest, ideology, narrow perspective or point of view would not, therefore, generally be considered good candidates for election to our Board. The key experience, qualifications and skills each of our directors brings to the Board that are important in light of our business are included in their individual biographies below.

Our Corporate Governance Guidelines require the Board’s Nominating and Corporate Governance Committee to review the qualifications of the directors and the composition of the Board as a whole, and the Nominating and Corporate Governance Committee seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. This assessment includes not only the independence of the directors, but consideration of required minimum qualifications, skills, expertise and experience in the context of the needs of the Board and its ability to oversee the Company’s business.

Director information

At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the persons named below to serve as directors of the Company for a term beginning at the Annual Meeting and ending at the 2027 Annual Meeting of Stockholders. The date of commencement of service as a director refers to the Board of Directors of PharmAthene, Inc. prior to the closing of the merger with privately-held Altimmune, Inc. (“Private Altimmune”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated January 18, 2017, whereby one of our wholly owned subsidiaries merged with and into Private Altimmune, with Private Altimmune surviving as our wholly owned subsidiary (the “Merger”), and the Board of the Company from and after the closing of the Merger.

Jerome Durso

Jerome Durso (58) has served as a member of our Board of Directors since February 2025. Mr. Durso became Chairman of the Board on August 12, 2025. Effective January 1, 2026, Mr. Durso was appointed as President and Chief Executive Officer. Mr. Durso has over 30 years of experience in building and leading commercial and business operations in life sciences organizations both in the United States and abroad. He is a public company executive with long-term track record of success working at the intersection of strategy and operations driving results across diverse business models and therapeutic areas spanning rare disease, mass markets, specialty and hospital. Mr. Durso most recently served as the Chief Executive Officer and a member of the Board of Directors of Intercept Pharmaceuticals, a company focused on rare and serious liver diseases. He built a rare disease franchise, transformed the corporate strategy and ultimately led the company through its successful acquisition by Alfasigma. Prior to becoming CEO, Mr. Durso had served as Intercept’s Chief Operating Officer from 2017 until his promotion in 2021. Prior to joining Intercept, Mr. Durso spent the majority of his career at Sanofi (NASDAQ: SNY) a global pharmaceutical company, where he most recently served as Senior Vice President, Chief Commercial Officer of the Global Diabetes Division before departing in 2015. Prior to that, Mr. Durso was Senior Vice President, Chief Commercial Officer of Sanofi’s US pharmaceuticals business and also served in a number of commercial leadership roles of increasing responsibility in business unit and brand management, marketing and sales since he first joined Sanofi in 1993. Mr. Durso earned his BBA, Marketing from the University of Notre Dame. We believe that Mr. Durso’s previous experience as a CEO in a public biotech company in liver disease as well as decades managing commercial pharmaceutical products in senior leadership roles at global pharmaceutical companies makes him exceptionally well qualified to serve as a member of our Board of Directors and to help guide our strategic growth as a late clinical stage biopharmaceutical company.

John M. Gill

John M. Gill (74) has served as a member of our Board of Directors since August 2004. Mr. Gill served as PharmAthene’s President and Chief Executive Officer from March 2015 until the completion of the Merger in May 2017. From 2003 to 2013, Mr. Gill served as the President, Chief Executive Officer, co-founder and a Director of TetraLogic Pharmaceuticals Corporation, a biopharmaceutical company. Mr. Gill has previously held positions at 3 Dimensional Pharmaceuticals and SmithKline Beecham. After serving in the United States Marine Corps, Mr. Gill earned a B.A. in Accounting and Economics from Rutgers University. We believe Mr. Gill’s executive leadership, including his experience founding and leading publicly traded biopharmaceutical companies, combined with his financial acumen, operational oversight and board experience makes him well qualified to serve as a member of our Board of Directors to help guide our strategic-decision-making, corporate governance and long-term value creation.

Philip L. Hodges

Philip L. Hodges (57) has served as a member of our Board of Directors since May 2017, when he was appointed to the Board in connection with the completion of the Merger, and was first elected to Private Altimmune’s board of directors in September 2003. Mr. Hodges is Managing Partner of Redmont & Company, a private investment bank based in Birmingham, Alabama, which he joined at its inception in 1997. Redmont & Company is a co-founder of Private Altimmune. Mr. Hodges’ focus is on investment and advisory services for emerging growth businesses within the health care, life science and technology sectors. He currently serves as a director for several of the firm’s portfolio companies. Mr. Hodges holds a Bachelor of Science in Business Administration from the Brock School of Business at Samford University. We believe Mr. Hodges’ experience as a life science investor combined with his strategic advisory work with emerging healthcare and technology companies, makes him well qualified to serve as a member of our Board of Directors to provide valuable insight into corporate strategy, capital formation and long-term growth planning.

Diane Jorkasky, M.D.

Diane Jorkasky, M.D. (74) has served as a member of our Board of Directors since May 2020. Dr. Jorkasky also currently serves as a member of the board of directors of Alzheon, Inc., a private biopharmaceutical company, since 2016. She also served on the board of directors of Q Therapeutics, Inc. from September 2013 until August 2016. From June 2014 to August 2019, she served as Executive Vice President, Chief Medical Officer and Head of Development at Complexa Inc., a clinical stage biopharmaceutical company. Prior to her Chief Medical Officer roles in biotech, Dr. Jorkasky had extensive vice president responsibilities in translational sciences and clinical development at SmithKline Beecham and Pfizer. She is on the Executive Committee and is a faculty member in the American Course in Drug Development and Regulatory Affairs and is a guest lecturer at the University of Basel European Course on Drug Development. Dr. Jorkasky received her M.D. in 1977 from the University of Pennsylvania School of Medicine and is board certified in internal medicine, nephrology and clinical pharmacology. She is a member of the Connecticut Academy of Science and Technology. Dr. Jorkasky is on the faculties of University of California, San Francisco, and Uniformed Service of Health Sciences Medical Schools, with previous faculty appointments at Yale University and the University of Pennsylvania Schools of Medicine. We believe Dr. Jorkasky’s career as a physician combined with her extensive executive leadership in clinical development, regulatory strategy and translational medicine at both emerging and large pharmaceutical companies, as well as her academic appointments at leading medical institutions and board experience, makes her well qualified to serve as a member of our Board of Directors to provide strategic guidance across clinical innovation, scientific rigor and governance.

Teri Lawver

Teri Lawver (59) has served as a member of our Board of Directors since February 2025. Ms. Lawver currently serves as the Chief Commercial Officer at Celldex. Previously, she served as Principal and Owner of Thera Lifescience Advisors LLC where she advises life science companies. Ms. Lawver previously served as Executive Vice President and Chief Commercial Officer at Dexcom (Nasdaq: DXCM) from January 2023 until November 2024, where she led global commercial strategy and operations. Ms. Lawver also served as a Strategic Advisor to the CEO of Dexcom from November 2024 through March 2025. Prior to Dexcom, Ms. Lawver held a variety of leadership roles at Johnson & Johnson Corporation from 2002 to 2022, including Worldwide Vice President, Immunology from 2017 to 2022, and Global Vice President, Cardiovascular & Metabolism from 2013 to 2017. Prior to joining Johnson & Johnson, Ms. Lawver was a Consultant and Associate Principal at McKinsey & Company from 1994 to 2002, where Ms. Lawver served as a leader in the firm’s global healthcare practice. Ms. Lawver holds an M.B.A. from Duke University’s Fuqua School of Business, and a Bachelor of Science degree from Georgetown University. We believe Ms. Lawver’s experience and expertise in corporate strategy, executive leadership, commercial operations, P&L management, as well as her experience in Immunology and Cardiovascular and Metabolic therapeutic areas, make her well qualified to serve as a member of our Board of Directors and shape our strategic and commercial direction.

Wayne Pisano

Wayne Pisano (71) has served as a member of our Board of Directors since August 2018. Mr. Pisano also has served on the board of directors of Oncolytics Biotech Inc. (Nasdaq: ONCY), a biotechnology company, since May 2013. Mr. Pisano served on the board of directors of Provention Bio, Inc. (Nasdaq: PRVB), a biopharmaceutical company, from April 2018 until April 2023 when it was acquired by Sanofi, and IMV INC. (Nasdaq: IMV) a biopharmaceutical company from October 2011 until March 2021. Mr. Pisano served as president and Chief Executive Officer of VaxInnate Corporation, a biotechnology company, from January 2012 until November 2016. Mr. Pisano joined Sanofi Pasteur in 1997 and was promoted to President and Chief Executive Officer in 2007, the position he successfully held until his retirement in 2011. He has a Bachelor of Science in biology from St. John Fisher College, New York and an MBA from the University of Dayton, Ohio. We believe Mr. Pisano’s depth of experience across the spectrum of global vaccine development, public immunization policy and commercial operations - both at large pharmaceutical companies and emerging biotech companies, combined with his experience in strategic pipeline advancement and board governance makes him well qualified to serve as a member of our Board of Directors to help guide our growth through innovation and market access.

Mitchel Sayare, Ph.D.

Mitchel Sayare, Ph.D. (78) has been a member of the Board of Directors since April 2010. Dr. Sayare became Chairman of the Board in January 2018 and served as Chairman of the Board until August 12, 2025. Dr. Sayare also served as Executive Chairman from June 2018 to November 2018. Until 2010, Dr. Sayare served as the Chairman of the Board of public company ImmunoGen, Inc. (Nasdaq: IMGN) (a position he had held since 1989). In addition, he served as ImmunoGen’s Chief Executive Officer from 1986 to December 31, 2009, and as its President from 1986 to 1992, and from 1994 to July 2008. Prior to joining ImmunoGen, he served as Vice President of Development of Xenogen from 1982 to 1985. Prior to that he was Assistant Professor of Biophysics and Biochemistry at the University of Connecticut. Dr. Sayare earned a Ph.D. in biochemistry from Temple University School of Medicine. Dr. Sayare is chairman of the boards of directors of AutoIVF, Inc. and of MassPay Holdings, Inc., and is a director of Energesis, Inc. and Advanced Aesthetic Technologies, Inc., all privately-held companies. We believe that Dr. Sayare’s scientific expertise, leadership in the biotechnology industry and substantial governance experience as a board member and executive officer of biotechnology companies makes him well qualified to serve as a member of our Board of Directors to help guide strategic decisions across clinical development, partnerships and corporate growth.

Klaus O. Schafer, M.D., MPH

Klaus O. Schafer, M.D., MPH, (76) has served as a member of our Board of Directors since May 2017, upon completion of the Merger. Dr. Schafer was first elected to Private Altimmune’s Board of Directors in 2012. Dr. Schafer has over 35 years of healthcare leadership experience, having held senior positions in government and industry. As former, Acting Deputy Assistant to the Secretary of Defense for chemical and biological defense, Dr. Schafer oversaw the Department’s $1.0 billion program for vaccine, therapeutics, medical device and sensor development and was instrumental in advancing research into human immune response. As former U.S. Air Force Assistant Surgeon General, Dr. Schafer managed all aspects of large integrated health care delivery systems, from clinical care, administration of clinics and hospitals, and oversaw large S&T portfolios, including clinical trials. Dr. Schafer served as CEO and co-founder of TessArae LLC, a biotech medical sequencing device company and Chief Medical Officer and client executive for health at CACI International. Dr. Schafer has been an independent consultant since 2002 serving a number of biotech and health-related company advisory boards and Tadpole Ventures, a private venture capital firm. Dr. Schafer earned his M.D. degree at the University of Iowa, medical boards in family practice and aerospace medicine in the Air Force, Master of Public Health at the University of Texas, and a Master of Science at the Dwight D. Eisenhower School of National Security and Resource Strategy. Dr. Schafer is CERT certified in Cybersecurity Oversight from the Carnegie Mellon University Software Engineering Institute. We believe Dr. Schafer’s broad experience across multiple aspects of the healthcare, pharmaceutical development industries, including clinical operations, pharmaceutical development and emerging technologies as well as his extensive leadership in the government and strategic insight into biodefense, innovation and healthcare systems, makes him well qualified to serve as a member of our Board of Directors and to contribute valuable insights into innovation, risk management and growth through the Company’s development stages.

Catherine Sohn, Pharm D.

Catherine Sohn, Pharm D. (72) has served as a member of our Board of Directors since March 2023. Dr. Sohn currently serves on the board of directors of Maze Therapeutics (NASDAQ: MAZE), a clinical-stage biopharmaceutical company, since 2021. Dr. Sohn has also served on the board of directors of Jazz Pharmaceuticals, a public biopharma company from 2012 until July 2024, Rubius Therapeutics, a public biopharmaceutical company from 2018 until 2023 and Axcella Health, a public biotechnology company from January 2019 until February 2023. Dr. Sohn was formerly senior vice president of worldwide business development, and a member of the global executive committee at GlaxoSmithKline’s Consumer Healthcare division, where she led U.S. and global transactions and prior to that was Vice President of Strategic Product Development at SmithKline Beecham Pharmaceuticals, Cardiovascular, Pulmonary and Metabolic Therapeutic Areas. As an entrepreneur in a larger pharmaceutical company, Dr. Sohn started the SmithKline Beecham U.S. Vaccine Business, built the team, and led the pre-launch planning and commercialization of SB’s first vaccine in the U.S. and helped shape the global vaccine portfolio pipeline as a member of the International Vaccine Steering Committee. Subsequently, she led pre-launch planning and the U.S. commercialization of the company’s billion-dollar neuroscience product and was a member of the Global CNS Product Strategy Team. Since retiring from GlaxoSmithKline, Dr. Sohn has advised CEOs and boards of life science companies on strategy, strategic product development, partnering, mergers and acquisitions, commercialization of new medicines and vaccines and culture, in her role as President of Sohn Health Strategies. Dr. Sohn received her Doctor of Pharmacy degree from the University of California, San Francisco, a Corporate Directors Certificate from Harvard Business School, a Certificate of Professional Development from Wharton, a Certificate from UC Berkeley Law for environmental, social and corporate governance, has attended Stanford Directors College and is a Certified Licensing Professional Emeritus. Dr. Sohn is also an Adjunct Professor at the University of California, San Francisco. We believe that Dr. Sohn’s extensive public company board experience, including serving as Chair of Compensation and Nom/Gov Committees and member of Audit and R&D and Transaction committees at commercial stage and clinical stage public biopharmaceutical companies, in addition to her prior executive experience at a global pharmaceutical company, including senior leadership roles in strategic product development, commercialization, and business development, make her well qualified to serve as a member of our Board of Directors to provide valuable insight into corporate strategy, product commercialization and business development.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director independence

The Board of Directors has determined that each of our directors, other than Mr. Durso, currently meet the independence requirements contained in the Nasdaq listing standards and applicable tax and securities rules and regulations. None of our non-employee directors has or held a relationship with the Company or its subsidiaries that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In compliance with the Nasdaq listing standards, we have a Board of Directors comprised of a majority of independent directors. The Nasdaq listing standards have both objective tests and a subjective test for determining who is an “independent director.” The objective tests state, for example, that a director is not considered independent if he is an employee of the Company or is a partner in or controlling stockholder or executive officer of an entity to which the Company made, or from which the Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year. The subjective test states that an independent director must be a person who lacks a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

None of the non-employee directors were disqualified from “independent” status under the objective tests. In assessing independence under the subjective test, the Board took into account the standards in the objective tests, and reviewed and discussed additional information provided by the directors with regard to each director’s business and personal activities as they may relate to Altimmune’s management. Based on all of the foregoing, as required by the Nasdaq listing standards, the Board made a substantive determination as to each of the non-employee directors that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has not established categorical standards or guidelines to make these subjective determinations, but considers all relevant facts and circumstances.

In addition to Board-level standards for director independence, the directors who serve on the Audit Committee and the Compensation Committee each satisfy standards established by the SEC and the Nasdaq listing rules providing that to qualify as “independent” for purposes of membership on the Audit Committee or the Compensation Committee, members of such committees generally may not directly or indirectly accept consulting, advisory or other compensatory fee from the Company other than their director compensation. Also, each of the directors who serve on the Compensation Committee has been determined to be a “non-employee director” for purposes of the applicable SEC rules and regulations and an “outside director” for purposes of the applicable tax rules.

In making its independence determinations, the Board considered transactions between the Company and entities associated with the independent directors or members of their immediate family, including the transaction whereby Catherine Sohn entered into a consulting agreement with the Company on January 15, 2025 through January 15, 2026. In each case, the Board determined that, because of the nature of the director’s relationship with the entity and/or the amount involved, the relationship did not impair the director’s independence.

We do not have a director tenure requirement, as we believe our annual board performance assessments and efforts to regularly refresh the Board with new directors, as well as natural turnover, has achieved the appropriate balance between maintaining longer-term directors with deep institutional knowledge and new directors who bring fresh perspectives and experience to our Board. Notwithstanding this belief and the fact that our corporate governance guidelines and Nasdaq Global Market rules do not deem long-tenured directors to be non-independent, our Board reviews director tenure in connection with its director independence determinations.

How nominees to our Board are selected

Candidates for election to our Board of Directors are nominated by our Nominating and Corporate Governance Committee and ratified by our full Board of Directors for nomination to the stockholders. The Nominating and Corporate Governance Committee operates under a charter, which is available on our corporate website at https://ir.altimmune.com/investors/governance/documents-and-charters. As we pursue future Board of Directors recruitment efforts, our Nominating and Corporate Governance Committee will continue to seek out qualified candidates who can contribute and add value to the views and perspectives of the Board of Directors in accordance with the Company’s Corporate Governance Guidelines.

The Nominating and Corporate Governance Committee will give due consideration to candidates recommended by stockholders. Stockholders may recommend candidates for the Nominating and Corporate Governance Committee’s consideration by submitting such recommendations directly to the Nominating and Corporate Governance Committee as described below under Communicating with our Board members. In making recommendations, stockholders should be mindful of the discussion of minimum qualifications set forth above under Qualifications for director nominees. However, just because a recommended individual meets the minimum qualification standards does not imply that the Nominating and Corporate Governance Committee will necessarily nominate the person so recommended by a stockholder. The Nominating and Corporate Governance Committee may also engage outside search firms to assist in identifying or evaluating potential nominees.

There are no family relationships among any of our directors and executive officers.

Board Skills and Experience Matrix

Our Board is composed of individuals with a variety of qualifications, skills, experience, backgrounds and other factors which, when taken together, provide our Board with a valuable mix of perspectives to guide and oversee our evolving strategy and the long-term interests of shareholders. In addition, we believe that it is important for our Board to be comprised of individuals with varied tenures to provide for both fresh perspectives and deep experience and knowledge of our Company.

The matrix below summarizes some of the desirable types of experience and skills possessed by our current directors. These elements are important because of their relevance to our business and strategy. The following matrix does not encompass all experiences or skills of our board of directors.

Skills and Experiences	Durso	Gill	Hodges	Jorkasky	Lawver	Pisano	Sayare	Schafer	Sohn
Public Company Board Experience Experience as a board member of a publicly-traded company	☑	☑	☑	☑	☐	☑	☑	☑	☑
Financial Experience Experience in positions requiring financial knowledge and analysis with expertise in the evaluation of a large or growing company's capital structure	☑	☑	☑	☑	☐	☑	☑	☑	☐
Prior CEO or C-suite Management Experience Experience as a CEO or C-suite officer of a large or growing business	☑	☑	☑	☑	☑	☑	☑	☑	☑
Preclinical and Early Development Experience	☐	☑	☐	☑	☐	☐	☑	☑	☐
Late Stage Clinical Development and Regulatory Approvals	☑	☑	☐	☑	☑	☑	☑	☐	☑

Commercial Experience
Experience or expertise in cultivating a large or growing business's brand equity, the development and management of business relationships with customers and the process of reimbursement of pharmaceutical products

	☑	☐	☐	☐	☑	☑	☐	☐	☑
Merger & Acquisition/Business Development Experience Experience or expertise in structuring financing and executing strategic acquisitions, partnerships, and other business development activities	☑	☑	☑	☐	☑	☑	☑	☐	☑
Enterprise Risk Management	☑	☑	☑	☑	☐	☑	☑	☑	☑

Board leadership structure

As of August 12, 2025, Mr. Durso was appointed Chairman of the Board and effective January 1, 2026, Mr. Durso was appointed as President and Chief Executive Officer. Dr. Garg’s tenure as the Company’s President and Chief Executive Officer ended on December 31, 2025 and his service as a member of the Board of Directors ended on January 31, 2026. Previously, Dr. Sayare had served as the Chairman of the Board since January 2018. As part of our annual review and evaluation of our Board composition, we appointed Mr. Durso as Chairman of the Board, effective August 12, 2025, succeeding Dr. Sayare. Mr. Durso currently serves as both our principal executive officer and Chairman of the Board. In February 2026, we appointed Mr. Wayne Pisano as lead independent director effective March 6, 2026. These leadership transitions reflect our succession planning and support our strategic progression into late stage biotechnology company focused on Phase 3 development of pemvidutide for metabolic dysfunction-associated steatohepatitis (MASH) as well as additional indications for pemvidutide such as alcohol use disorder (AUD) and alcohol-associated liver disease (ALD). These changes were supported by a period of overlap to ensure smooth transitions.

Board committees

The Audit Committee of our Board reviews, acts on and reports to our Board with respect to various auditing and accounting matters, including the recommendation of our independent registered public accounting firm, the scope of the annual audits, the fees to be paid to the independent registered public accounting firm, the performance of the independent registered public accounting firm and our accounting practices. As of August 12, 2025, Dr. Sayare joined the Audit Committee replacing Mr. Pisano. The Audit Committee currently consists of Messrs. Hodges (Chair), and Gill and Drs. Sayare and Schafer. The Board has determined that each member of the Audit Committee is an independent director in accordance with Nasdaq listing standards and that each of Messrs. Hodges, Gill and Dr. Sayare is an Audit Committee financial expert, as defined by SEC guidelines and as required by the applicable Nasdaq listing standards. For information regarding the experience and qualifications of our Audit Committee financial experts, see the information in this Proxy Statement under the section heading Proposal 1 — Election of Directors — Director information.

The Compensation Committee of the Board oversees, reviews, and makes recommendations to the Board for executive salaries, benefits and equity awards, and the incentive plans for our employees, consultants, directors (other than non-employee directors) and other individuals whom we compensate with recommendations from the CEO and input from an independent consultant with life science compensation resources and expertise. The Compensation Committee also administers our compensation plans. The Compensation Committee currently consists of Drs. Sohn (Chair), Jorkasky and Schafer and Mr. Hodges. The Board has determined that each member of the Compensation Committee is an “independent director” in accordance with Nasdaq listing standards, a “non-employee director” under the applicable SEC rules and regulations and an “outside director” under the applicable tax rules. The Compensation Committee may form subcommittees and delegate authority to such subcommittees or individuals as it deems appropriate.

The Nominating and Corporate Governance Committee of the Board selects nominees for director positions to be recommended by our Board for election as directors and for any vacancies in such positions, develops and recommends for our Board the Corporate Governance Guidelines of the Company. As of August 12, 2025, Ms. Lawver joined the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee currently consists of Messrs. Pisano (Chair) and Gill, Dr. Sohn and Ms. Lawver. The Board has determined that each member of the Nominating and Corporate Governance Committee is an independent director in accordance with Nasdaq listing standards. The Nominating and Corporate Governance Committee oversees the annual evaluation of Board, each Committee and committee composition and annually reviews the qualifications, skills, and experience of our directors to ensure alignment with our evolving strategy and the long-term interests of our stockholders.

Meetings and attendance

During the fiscal year ended December 31, 2025, the Board held 8 meetings and the Board Committees held a total of 14 meetings. Each director attended 75% or more of the total number of meetings of the Board and the Board Committees of which he or she was a member during the period he or she served as a director in fiscal year 2025. The Company has no specific policy regarding director attendance at our annual meeting of shareholders. Our 2025 annual meeting of stockholders was attended by all of the directors recommended for election.

Non-Management Executive Sessions

In addition to the meetings of the Board and Board Committees described above, our independent directors meet in regularly scheduled executive sessions without management and both with and without the Chairman. These executive sessions occur in conjunction with regularly scheduled, quarterly meetings of the Board and otherwise as needed. The Chairman of the Board of Directors presides at these executive sessions when in attendance, and when the Chairman is excused another member of the Board presides over the executive session.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2025 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of our Compensation Committee or Board of Directors.

Board involvement in risk oversight

The Company’s management is responsible for defining the most serious risks facing the Company, formulating risk management policies and procedures, and managing the Company’s risk exposures on a day-to-day basis.

Enterprise Risk Management and Strategy

In 2025, the Company established its Enterprise Risk Management (“ERM”) program, as part of which the Company periodically reviews and assesses the most significant and likely risks to the enterprise, the strategies the Company has implemented to mitigate such risks, and the likelihood that such risks will occur within a defined period of time. As part of this process, such risks and mitigations efforts are evaluated to determine if any additional steps or strategies to address the risk may be warranted. Management shares its ERM assessments on a quarterly basis with the Audit Committee to solicit input and feedback and periodically reports their assessments to the full Board of Directors.

The Company’s ERM program includes cybersecurity as a component of the broader risks considered and assessed.

Our cybersecurity risk management program is comprised of the following components:

●	Identifying assets at risk from cybersecurity threats and taking mitigation measures including the implementation of data backup, recovery and restore procedures to address business continuity, as well as through IT controls, policies and infrastructure.
●	Identifying potential cybersecurity threats that could disrupt our IT systems, cause a data breach or other incident or compromise data security by implementing several protective measures.
●	Conducting periodic assessment of protections to prevent or mitigate cybersecurity threats.
●	The Company has processes to oversee and identify risks from cybersecurity threats associated with its use of third-party service providers and vendors.
●	Retaining third parties to periodically assess our cybersecurity management program, provide cybersecurity training, perform phishing tests, gap analyses and penetration tests, advise on business continuity plans, and to provide additional support in the event of a cybersecurity incident.

While risks from cybersecurity threats or incidents have not materially affected our strategy, results of operations, or financial condition to date, the Chief Financial Officer, Chief Legal Officer and Senior Director of Information Technology work with other groups in the Company to understand the severity of the potential consequences of a cybersecurity incident and to make decisions about how to prioritize mitigation and other initiatives based on, among other things, materiality to the business. All employees and contractors receive cybersecurity training, and we plan to periodically evaluate the adequacy of existing training and implement additional annual training for all employees and contractors if warranted. All trainings are intended to raise awareness of cybersecurity threats in order to reduce our vulnerability as well as to encourage consideration of cybersecurity risks across functions.

The Board’s responsibility is to monitor the Company’s ERM and risk management processes by informing itself of the Company’s material risks and evaluating whether management has reasonable controls in place to address the material risks. The Board is not responsible, however, for defining or managing the Company’s various risks.

The Board of Directors monitors management’s responsibility for risk oversight through regular reports from management on ERM to the Audit Committee and the full Board. Furthermore, the Audit Committee reports on the matters discussed at the committee level to the full Board. The Audit Committee and the full Board focus on ensuring that material risks facing the Company are captured in the ERM, including strategic, operational (including cybersecurity), legal and regulatory risks, to assess whether management has reasonable mitigation strategies and controls in place to address these risks. In addition, the Compensation Committee is charged with reviewing and discussing with management whether the Company’s compensation arrangements are consistent with effective controls and sound risk management. Finally, risk management is a factor that the Board and the Nominating and Corporate Governance Committee consider when determining who to nominate for election as a director of the Company and which directors serve on the Audit Committee. The Board believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

Code of Business Conduct and Ethics and other governance documents

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all officers, directors and employees and relevant consultants. The Code of Ethics, as well as any amendments to, or waivers under, the Code of Ethics as it applies to the Company’s officers, can be accessed in the Investor Relations — Corporate Governance section of our website at https://ir.altimmune.com/investors/governance/documents-and-charters.

You may also obtain a copy of these documents by writing to Altimmune, Inc., 910 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878, Attention: Investor Relations.

Copies of the charters of our Board’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, as well as a copy of the Company’s Corporate Governance Guidelines, can be accessed in the Investor Relations — Corporate Governance section of our website at https://ir.altimmune.com/investors/governance/documents-and-charters.

Insider Trading Policy

The Company has adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by the Company itself, directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of our insider trading policy is filed as Exhibit 19 to our Annual Report on Form 10-K for fiscal year ended December 31, 2025 filed on March 6, 2026. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and applicable exchange listing requirements.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as prepaid variable forwards, equity swaps, collars and exchange funds, forward sales contracts and the purchase or sale of puts, calls, options or other derivative securities) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our amended and restated insider trading policy expressly prohibits short sales and derivative transactions of our stock and purchases or sales of puts, calls, or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time, by our executive officers, directors and employees.

Practices Related to Equity Grant Timing

During 2025, our Compensation Committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of such awards. No stock options were granted to named executive officers during the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such report.

Compensation Recovery Policy

We have adopted a Compensation Recovery Policy (the “Clawback Policy”) that complies with Nasdaq listing rules. The Clawback Policy provides that if we are required to prepare a restatement of our previously-issued financial statements due to our material non-compliance with any financial reporting requirement under the securities laws, including any required restatement to correct an error in previously-issued financial statements that is material to the previously-issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, then we will, subject to certain limited exceptions described in the Clawback Policy and permitted under final Nasdaq listing rules, recover from any current or former executive officer any Erroneously Awarded Compensation. For purposes of the Clawback Policy, Erroneously Awarded Compensation is any compensation that is granted, earned, or vested based, in whole or in part, upon the attainment of a financial reporting measure and that was received by the officer after the effective date of the Clawback Policy and during the three fiscal years immediately preceding the date that we are required to restate our financial restatements that was in excess of the amount the executive officer would have received if the compensation had been calculated based on the financial results reported in the restated financial statements.

Communicating with our Board members

Although our Board of Directors has not adopted a formal process for stockholder communications with the Board, we make every effort to ensure that the views of stockholders are heard by the Board or by individual directors, as applicable, and we believe that this has been an effective process to date. Stockholders may communicate with the Board by sending a letter to the Altimmune, Inc. Board of Directors, c/o Corporate Secretary, 910 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878. The Corporate Secretary will receive the correspondence and forward it to the Chairman of the Board, the Lead Independent Director, or to any individual director or directors to whom the communication is directed, as appropriate. Notwithstanding the above, the Corporate Secretary has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

In addition, any person, whether or not an employee, who has a concern regarding the conduct of the Company or our employees, including with respect to our accounting, internal accounting controls or auditing issues, may, in a confidential or anonymous manner, communicate that concern in writing by addressing a letter to the Chairman of the Audit Committee, c/o Corporate Secretary, at the address of our corporate headquarters, which is 910 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878.

Director Compensation for Fiscal Year 2025

Our Compensation Committee engaged an experienced independent compensation consultant to provide a competitive compensation assessment of peer company executive and non employee director compensation practices for equity compensation design. With respect to director compensation matters, our Compensation Committee recommends to our Board and our Board determines and sets non-employee director compensation.

In September 2024, the Company’s Board approved an update to the then-existing non-employee director compensation policy effective as of January 1, 2025. Under the program, non-employee directors that qualify under the program receive an additional annual payment of an option to purchase a number of shares of the Company’s Common Stock equal to 62 ½ percentile of the Company’s peer group based on percentage ownership (the “Annual Director Option Grant Amount”), which will be granted immediately following the date of each annual meeting of stockholders. Any such option will vest in substantially equal monthly installments for 11 months after the date of grant, with the remaining one-twelfth vesting on the earlier of the one-year anniversary of the date of the grant or the date of the next annual meeting of the Company’s stockholders. In addition, new non-employee directors that qualify under the program receive an initial award in the form of an option to purchase shares of the Company’s Common Stock equal to two times the Annual Director Option Grant Amount upon their election to the board. Any such option shall vest in equal monthly installments during the 36 months following the date upon which the director is first elected to the Board. The vesting of any option grants to our non-employee directors under our non-employee director compensation policy is subject to such non-employee director’s continued service as a director and will accelerate in full upon a change in control of our company.

We also have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.

Under our non-employee director compensation program, each non-employee director that qualifies under the program is eligible to receive compensation for his or her service on our board of directors or committees thereof consisting of annual cash retainers paid quarterly as follows:

Position	Retainer
Board Member	$40,000
Chairperson of the Board	$30,000
Audit Committee Chairperson	$20,000
Audit Committee Member	$10,000
Compensation Committee Chairperson	$15,000
Compensation Committee Member	$7,500
Nominating and Corporate Governance Committee Chairperson	$12,000
Nominating and Corporate Governance Committee Member	$6,000

On December 1, 2025, pursuant to his appointment as the Company’s President and CEO, Mr. Durso was granted equity awards as part of his executive compensation. Because that award was made on December 1, 2025 it is listed in the below table. Other than Mr. Durso’s equity award, the table below sets forth the compensation received by each of our non-employee directors for the fiscal year ended December 31, 2025.

	Fees earned	Stock	Option
	or paid in	Awards	Awards	Total
Name	cash ($)	($)(1)	($)(1)	($)
Jerome Durso(2)(3)	50,941	3,124,141	7,186,575	10,361,657
John M Gill(4)	61,625	—	143,669	205,294
Philip L. Hodges(5)	67,500	—	143,669	211,169
Diane K. Jorkasky, M.D.(6)	47,500	—	143,669	191,169
Teri Lawver(7)	47,335	—	143,669	191,004
Wayne Pisano(8)	65,125	—	143,669	208,794
Mitchel Sayare, Ph.D.(9)	65,000	—	143,669	208,669
Klaus O. Schafer, M.D., MPH(10)	57,500	—	143,669	201,169
Catherine Sohn, Pharm D(11)	66,625	—	243,600	310,225
(1)	Amounts reflect the aggregate grant date fair value of restricted stock units (“RSUs”) and stock options granted during the covered year computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The assumptions used to calculate the amounts for fiscal years 2025 are discussed in Item 8, Financial Statements and Supplementary Data, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
(2)	On December 1, 2025, pursuant to his appointment as the Company’s President and CEO, Mr. Durso was granted options to purchase 1,824,400 shares of Common Stock of the Company at an exercise price of $4.93. The aggregate grant date fair value of these options was $7,042,906. 25% of the option vests and becomes exercisable on the first anniversary of the grant date and the aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36-month period commencing December 1, 2026. Mr. Durso was also granted 633,700 RSUs, which will vest equally over a four-year period commencing on December 1, 2026.
(3)	As of December 31, 2025, Mr. Durso held unexercised options to purchase an aggregate of 1,943,000 shares of the Company’s Common Stock and 633,700 unvested RSUs. Effective January 1, 2026, Mr. Durso was appointed as President and Chief Executive Officer of the Company.
(4)	As of December 31, 2025, Mr. Gill held unexercised options to purchase an aggregate of 203,567 shares of the Company’s Common Stock.
(5)	As of December 31, 2025, Mr. Hodges held unexercised options to purchase an aggregate of 203,567 shares of the Company’s Common Stock.

(6)	As of December 31, 2025, Dr. Jorkasky held unexercised options to purchase an aggregate of 189,290 shares of the Company’s Common Stock.
(7)	As of December 31, 2025, Ms. Lawver held unexercised options to purchase an aggregate of 118,600 shares of the Company’s Common Stock.
(8)	As of December 31, 2025, Mr. Pisano held unexercised options to purchase an aggregate of 182,900 shares of the Company’s Common Stock.
(9)	As of December 31, 2025, Dr. Sayare held unexercised options to purchase an aggregate of 214,734 shares of the Company’s Common Stock.
(10)	As of December 31, 2025, Dr. Schafer held unexercised options to purchase an aggregate of 203,567 shares of the Company’s Common Stock.
(11)	On February 6, 2025, pursuant to a consulting agreement, the Company granted options to purchase 18,600 shares of Common Stock of the Company at an exercise price of $6.91. The aggregate grant date fair value of these options was $99,931. 50% of the option vests and becomes exercisable on July 15, 2025, 25% of the option vests and becomes exercisable on September 30, 2025 and 25% of the option vests and becomes exercisable on December 31, 2025. As of December 31, 2025, Dr. Sohn held unexercised options to purchase an aggregate of 175,400 shares of the Company’s Common Stock.

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed the firm of Ernst & Young LLP (“E&Y”) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2026, and the Board is asking stockholders to ratify that selection. Although current law, rules and regulations, as well as the charter of the Audit Committee, require our independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of our independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such selection to be an important opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. In the event that stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain E&Y, but may ultimately determine to retain E&Y as our independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the ratification of E&Y as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes, if any, will have no effect on Proposal 2.

Board recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

Information about our independent registered public accounting firm

E&Y served as the principal accountant for the audit of Altimmune’s consolidated financial statements for the fiscal year ended December 31, 2025 and 2024. Representatives of E&Y will be present at our Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

During the fiscal years ended December 31, 2025 and 2024, E&Y’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2025 and 2024 (i) there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Principal Accountants’ Fees and Services

The following table sets forth the aggregate fees billed to the Company for services during the fiscal years ended December 31, 2025 and 2024 by E&Y:

Fee Category	2025	2024
Audit Fees(1)	$1,154,553	$812,243
Tax Fees(2)	—	71,310
Total	$1,154,553	$883,553
(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements included in the Company’s Annual Report and review of the interim consolidated financial statements included in the

Company’s Quarterly Reports on Form 10-Q, and services that are normally provided by independent registered public accountants in connection with statutory and regulatory filings or engagements.
(2)	Tax Fees were billed for services including assistance with tax compliance and the preparation of tax returns, tax consultation services, assistance in connection with tax audits and tax advice.

Pre-Approval Policies

The Audit Committee, or a designated member thereof, pre-approves all audit, audit-related, tax and other services rendered by the independent registered public accounting firm to the Company or its subsidiaries.

Immediately following the completion of each fiscal year, the Company’s independent registered public accounting firm shall submit to the Audit Committee (and the Audit Committee shall request from the independent registered public accounting firm), as soon as possible, a formal written statement describing: (i) the independent registered public accounting firm’s internal quality-control procedures; and (ii) all relationships between the independent registered public accounting firm and the Company, including at least the matters set forth in Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), in order to assess the independent registered public accounting firm’s independence.

Immediately following the completion of each fiscal year, the independent registered public accounting firm also shall submit to the Audit Committee (and the Audit Committee shall request from the independent registered public accounting firm), a formal written statement of the fees billed by the independent registered public accounting firm to the Company in each of the last two fiscal years for each of the following categories of services rendered by the independent registered public accounting firm: (i) the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent registered public accounting firm, in the aggregate and by each service.

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board during 2025 was composed of Messrs. Hodges (Chair), Gill and Pisano and Dr. Schafer, each of whom was “independent” as defined by the rules of the Nasdaq Stock Market. As of August 12, 2025, Dr. Sayare joined the Audit Committee replacing Mr. Pisano.

The Audit Committee is currently composed of Messrs. Hodges (Chair) and Gill, Drs. Sayare and Schafer. Each current member of the Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of Nasdaq and the applicable rules and regulations of the SEC. The Board has determined that each member of the Audit Committee in 2025 was and currently is financially literate, in other words, is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, as required by Nasdaq rules. In addition, the Board has determined that each of Messrs. Hodges and Gill satisfies the Nasdaq rule requiring that at least one member of the Company’s Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that each of Messrs. Hodges and Gill is a “financial expert” as defined by the SEC.

The Audit Committee appoints the Company’s independent registered public accounting firm, reviews the plan for and the results of the independent audit, approves the fees of the Company’s independent registered public accounting firm, reviews with management and the independent registered public accounting firm the Company’s quarterly and annual financial statements and the Company’s internal accounting, financial and disclosure controls, reviews and approves transactions between the Company and its officers, directors and affiliates, and performs other duties and responsibilities as set forth in a charter approved by the Board of Directors. A copy of the Audit Committee charter is available in the Investors — Corporate Governance section of the Company’s website, which can be found here: https://ir.altimmune.com/investors/governance/documents-and-charters.

The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including particularly its senior financial management, to prepare financial statements with integrity and objectivity and in accordance with generally accepted accounting principles, and relies upon the Company’s independent registered public accounting firm to review or audit, as applicable, such financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”).

Our Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2025 with our management. Our Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB. Our Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with our Audit Committee concerning independence, and has discussed with our independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, our Audit Committee recommended to our Board that our audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the Securities and Exchange Commission on March 6, 2026.

The information contained in this Audit Committee report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

Submitted by the Audit Committee of the Board: Philip L. Hodges (Chair) John M. Gill Mitchel Sayare, Ph.D. Klaus O. Schafer, M.D., MPH

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related rules of the SEC (the “Dodd-Frank Act”)), the Company is providing its stockholders the opportunity to cast an advisory vote on the compensation of its named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the named executive officers’ compensation. At our annual meeting of stockholders in 2025, our stockholders voted in favor of an annual vote on this proposal. Accordingly, we will include an advisory vote on executive compensation on an annual basis at least until the next stockholder advisory vote on the frequency of such votes.

The Company’s named executive officer compensation program is designed to attract, reward and retain the caliber of officers needed to ensure the Company’s continued growth and profitability. The primary objectives of the program are to:

●	align and reward Company and individual performance and decision-making with stockholder value creation and prudent risk management;
●	drive long-term growth objectives, thereby creating long-term value for our stockholders; and
●	provide rewards that are cost-efficient, equitable to our named executive officers and stockholders, and competitive with organizations that compete for executives with similar skill sets, thereby encouraging high-potential individuals with significant and unique market experience to build a career at the Company.

The Company seeks to accomplish these goals in a manner that is aligned with the long-term interests of the Company’s stockholders. The Company believes that its named executive officer compensation program is designed to achieve this goal with its emphasis on long-term equity awards and performance-based compensation, in addition to short-term (annual) incentive awards, specifically cash incentives, which are intended to enable the Company to successfully motivate and reward its named executive officers. The Company believes that its ability to retain its named executive officers is critical to its continuing financial success and that its focus on the long-term interests of its named executive officers aligns with the interests of its stockholders. For these reasons, the Board recommends a vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion thereto, is hereby APPROVED.”

As an advisory vote, this proposal is not binding upon the Company, our Board or our Compensation Committee. Notwithstanding the advisory nature of this vote, our Board and the Compensation Committee, which is responsible for designing and administering the Company’s named executive officer compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on this Proposal 3. Abstentions and broker non-votes will have no effect on Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4 —  APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

General

The Board of Directors has approved an amendment to the Current Charter that would increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000, and has directed the submission of the amendment for approval by the Company’s stockholders at the Annual Meeting. The Board of Directors recommends that the stockholders vote “FOR” the proposal to approve the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock.

If the proposal to amend the Current Charter described in this Proposal 4 is approved by the requisite vote of the Company’s stockholders, we intend to file a Certificate of Amendment with the Secretary of State of the State of Delaware amending the first paragraph of Article FOURTH of our Current Charter as follows:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 401,000,000 of which 400,000,000 shares shall be Common Stock of the par value of $0.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share”

The Certificate of Amendment would be effective when it is filed. A copy of the Certificate of Amendment is attached to this Proxy Statement as Appendix A.

Reason for the Proposed Amendment

The Company has not sought an increase in its authorized shares since 2018.

The Company’s Certificate of Incorporation as currently in effect provides that the Company’s authorized capital stock consists of 201,000,000 shares of capital stock, of which 200,000,000 shares are designated as Common Stock and the remaining 1,000,000 shares are designated as preferred stock. As of March 1, 2026, 130,069,983 shares of Common Stock were issued and outstanding, 17,226,344 shares of Common Stock were issuable or available for future issuance under the Company’s at-the-market offering and 18,720,227 shares of Common Stock were issuable or available for future issuance under the Company’s incentive plans.

If the Company were to issue all of the shares issuable or available for issuance described above, the Company would have a total of 166,016,554 shares of Common Stock outstanding, and 33,983,446 shares authorized and available for future issuance pursuant to the Current Charter. Management and the Board of Directors have determined that that amount of authorized and available shares are insufficient to meet the current and expected long-term corporate needs of the Company. We believe that having adequate shares to allow management and the Board of Directors to make timely decisions and effectively plan for the current and future operations of the business is critical.

The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of present stockholders. However, the Board of Directors will have the authority to issue the additional shares of Common Stock without requiring future stockholder approval of such issuances. The additional shares to be authorized will be a part of our existing class of Common Stock and, if and when issued, would have identical rights and privileges as our shares of Common Stock that are then outstanding. Stockholders do not have preemptive rights to subscribe for or purchase additional shares of Common Stock. Accordingly, the availability of additional authorized but not issued additional shares would not have an immediate dilutive effect on the ownership or voting rights of stockholders. At the time of the issuance of additional shares of Common Stock for corporate purposes other than a stock split or stock dividend it would have a dilutive effect on the ownership and voting rights of stockholders at the time of issuance.

While the issuance of additional shares of Common Stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control through subsequent issuances of these shares and the other reasons set forth above, which, among other things, could include issuances in one or more transactions that would make a change in control more difficult, and therefore, less likely, this proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price. Although the issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal is not in response to any effort to which we are aware of to accumulate Common Stock or obtain control of our Company.

The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and this proposed amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Our Board recommends the proposed increase in the authorized number of shares of common stock to facilitate issuing shares in the event that the Board determines that it is appropriate. The increase in the authorized number of shares of common stock is intended to ensure that there will be a sufficient number of authorized but unissued shares available for future issuance, including but not limited to, issuances related to organic growth, capital investments, general corporate activities, possible financings and other corporate transactions and any other purpose which the Board determines is appropriate. The availability of additional shares of common stock is particularly important in the event that the Board determines it to be in the best interest of stockholders to proceed with any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay associated with convening a special stockholders’ meeting at that time.

Potential Effects of Not Approving the Authorized Shares Amendment

Without an increase in the number of authorized shares of Common Stock, we may be constrained in our ability to raise capital in a timely fashion or at all and may be unable to complete our clinical programs, commercialize our products, or conduct important business activities, which could adversely affect our financial performance and growth. For example, if the requisite stockholders do not approve this proposal, then we may not have additional shares available or may be required to seek stockholder approval in connection with a transaction, which may delay or otherwise have a material adverse effect on us.

Reservation of Right to Abandon the Proposed Amendment

We reserve the right to not file the amendment to our Certificate of Incorporation without further action by our stockholders at any time before the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, even if the amendment is approved by our stockholders at the Annual Meeting. By voting in favor of the amendment, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the proposed amendment if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Potential Adverse Effects of the Amendment

Future issuances of additional shares of our Common Stock or securities exercisable or convertible into shares of our Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of our current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it is used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

No Appraisal or Dissenters’ Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Certificate of Incorporation, and the Company will not independently provide stockholders with any such rights. Our stockholders are also not entitled to dissenters’ rights under the Delaware General Corporation Law in connection with the implementation of the Authorized Shares Increase Amendment, and we will not independently provide our stockholders with any such rights.

Vote Required

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the approval of this Proposal. Under Delaware law, the affirmative vote of a majority of the votes cast will be required for approval and adoption of this proposal. Abstentions and broker non-votes, if any, will have no effect on this Proposal 4.

Board Recommendation

Our Board of Directors has determined that it is in the best interests of Altimmune and its stockholders to increase the authorized shares of Common Stock under the Current Charter. Accordingly, our Board of Directors unanimously recommends that you vote “FOR” this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDMENT TO OUR CURRENT CHARTER TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 400,000,000.

PROPOSAL 5 —  APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE ALTIMMUNE, INC. 2019 EMPLOYEE STOCK PURCHASE PLAN

General

The Board of Directors has approved an amendment to the 2019 ESPP that would increase the number of shares of Common Stock reserved under the 2019 ESPP from 403,500 to 1,108,827, and has directed the submission of the amendment for approval by the Company’s stockholders at the Annual Meeting. The new reserve is set at 1% of the Company’s outstanding shares of Common Stock at December 31, 2025. The Board of Directors recommends that the stockholders vote “FOR” the proposal to approve the amendment to increase the number of shares of Common Stock reserved under the 2019 ESPP.

Reason for the Proposed Amendment

As of March 1, 2026, there were 2,784 shares reserved under the 2019 ESPP, which has not previously had an increase in shares to replenish this pool of equity. The availability of an employee stock purchase plan allows employees to invest in the future and success of the Company. This is aligned with and serves the broader interests of all shareholders inspiring employees to invest a portion of their own earnings in the success of the Company helping to drive achievement of its goals. We believe that the 2019 ESPP is also a key recruiting and retention tool in a competitive market.

Summary of the Material Provisions of the 2019 ESPP, as amended

The following description of certain provisions of the 2019 ESPP, as amended, is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2019 ESPP, as amended, a copy of which is attached hereto as Appendix B. It is our intention that the 2019 ESPP, as amended, qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

Shares Subject to the Plan. Assuming the amendment is approved by our stockholders, an aggregate of 1,108,827 shares are reserved and available for issuance under the 2019 ESPP, as amended. If our capital structure changes because of a stock dividend, stock split or similar event, the number of shares that can be issued under the 2019 ESPP will be appropriately adjusted.

Plan Administration. The 2019 ESPP will be administered by our Board of Directors or a committee of the Board that is designated to be responsible for the administration of the 2019 ESPP (the “Administrator”), which will have full authority to administer and interpret the 2019 ESPP and to establish limitations or procedures regarding the 2019 ESPP as it deems advisable.

Eligibility. Any of our employees or any employee of any subsidiary we designate in the future is eligible to participate in the 2019 ESPP so long as the employee, unless otherwise determined in advance of an offering (i) is not customarily employed for less than 20 hours a week, (ii) is not customarily employed for less than five months in any calendar year, (iii) has not been employed for such continuous period preceding the offering date as the administrator may require (provided such period is less than two years) and (iv) is a citizen or resident of a non-U.S. jurisdiction if their participation is prohibited under the laws of the applicable non-U.S. jurisdiction or if complying with the laws of the applicable non-U.S. jurisdiction would cause the 2019 Plan or an offering to violate Section 423 of the Code. No employee shall be granted an option (i) if immediately after the grant, such employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or (ii) which permits the employee’s rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 worth of stock for each calendar year in which the option is outstanding. The fair market value of the Company’s Common Stock on March 1, 2026 was $4.31 per share.

Participation; Payroll Deductions. Participation in the 2019 ESPP is limited to eligible employees who authorize payroll deductions equal to a whole percentage of base pay to the 2019 ESPP. Employees may authorize payroll deductions, with a minimum of 1% of base pay and a maximum of 10% of base pay. Once an employee becomes a participant in the 2019 ESPP, that employee will automatically participate in successive offering periods, as described below, until such time as that employee withdraws from the 2019 ESPP, becomes ineligible to participate in the 2019 ESPP, or his or her employment ceases.

Offering Periods and Purchase Periods. We refer to each offering under the ESPP as an “offering period,” which will consist of one or more six-month purchase periods. Unless the Administrator otherwise determines, each offering period under the 2019 ESPP will consist of a single purchase period, beginning on each February 1 and August 1 and terminating on the following July 31 or January 31, respectively. The Administrator may establish different offering periods or exercise dates under the 2019 ESPP, provided that no offering period may exceed 27 months in duration.

Exercise Price. On the first day of an offering period, employees participating in that offering period will receive an option to purchase shares of our Common Stock, which will be automatically exercised on the last day of the purchase period. The option exercise price is equal to the lesser of (i) 85% (or such greater percentage as determined by the Administrator) of the fair market value per share of our Common Stock on the first day of the offering period or (ii) 85% (or such greater percentage as determined by the Administrator) of the fair market value per share of our Common Stock on the exercise date.

In general, if an employee is no longer a participant on an exercise date, the employee’s option will be automatically terminated, and the amount of the employee’s accumulated payroll deductions will be refunded.

Terms of Participation. A participant may discontinue participation in the 2019 ESPP or may increase or decrease the rate of payroll deductions during the offering period by submitting notice of a change of status authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in payroll deductions shall be effective as soon as administratively practicable following the date of the request. The Administrator may limit the number of payroll deduction rate changes during any offering period. A participant’s payroll deduction authorization shall remain in effect for successive offering periods and the Administrator shall be authorized to limit the number of payroll deduction rate changes during any offering period.

Term; Amendments and Termination. The Administrator may, in its discretion, at any time, terminate or amend the 2019 ESPP. Except as provided in the 2019 ESPP, such termination cannot adversely affect options previously granted.

Plan Benefits

Participation in the 2019 ESPP is voluntary and each eligible employee makes his or her own decision whether and to what extent to participate in the 2019 ESPP. Accordingly, we cannot currently determine the benefits or number of shares that will be received in the future by individual employees or groups of employees under the 2019 ESPP. Our non-employee directors are not eligible to participate in the 2019 ESPP.

The table below shows, as to the listed individuals and specified groups, the aggregate number of shares of common stock purchased under the Purchase Plan, since its adoption through January 31, 2026.

Number of Shares
of Common Stock
Name	Purchased
Jerome Durso	—
President and Chief Executive Officer
Vipin Garg	47,759
Former President and Chief Executive Officer
Christophe Arbet-Engels	—
Chief Medical Officer
M. Scot Roberts	30,723
Chief Scientific Officer
M. Scott Harris	27,556
Former Chief Medical Officer
All executive officers as a group	106,038
All current directors who are not executive officers as a group	—
Each nominee for election as a director	—
Each associate of any executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of awards	—
All employees, excluding executive officers, as a group	294,678

Summary of Federal Income Tax Consequences

The following is only a summary of the effect of the United States income tax laws and regulations upon an employee and us with respect to an employee’s participation in the 2019 ESPP. This summary does not purport to be a complete description of all federal tax implications of participation in the 2019 ESPP, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.

A participant in the 2019 ESPP is still subject to income tax on the amounts deducted from their base pay to participate in the 2019 ESPP, but recognizes no taxable income upon exercise of an option to purchase shares of our Common Stock under the terms of the 2019 ESPP. If a participant disposes of shares purchased upon exercise of an option granted under the 2019 ESPP within two years from the first day of the applicable offering period or within one year from the exercise date, which we refer to as a “disqualifying disposition,” the participant will realize ordinary income in the year of that disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant’s holding period is more than 12 months, or short-term if the participant’s holding period is 12 months or less.

If the participant disposes of shares purchased upon exercise of an option granted under the 2019 ESPP at least two years after the first day of the applicable offering period and at least one year after the exercise date, the participant will realize ordinary income in the year of disposition equal to the lesser of (1) the amount by which the fair market value of the Common Stock on the first day of the offering period in which the shares were purchased exceeds the exercise price (determined as if the option had been exercised on the first day of the offering period) and (2) the excess of the amount actually received for the Common Stock over the amount paid. The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after that basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the exercise price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

Generally, we are entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of that disposition. In all other cases, we are not allowed a deduction.

Vote Required

Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the approval of this Proposal. The affirmative vote of a majority of the votes cast for this proposal is required to approve the 2019 ESPP. Abstentions and broker non-votes will have no effect on Proposal 5.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF AN AMENDMENT TO THE ALTIMMUNE, INC. 2019 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 6 — AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

General

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the foregoing proposals described in this Proxy Statement, the Company may move to adjourn the Annual Meeting at that time in order to enable our Board of Directors to solicit additional proxies.

In this Proposal 6, we are asking our stockholders to authorize the Company to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the foregoing proposals, each as described in this Proxy Statement. If our stockholders approve this Proposal 6, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this Proposal 6 could mean that, even if we had received proxies representing a sufficient number of votes to defeat the foregoing proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on this Proposal 6. Abstentions and broker non-votes, if any, will have no effect on Proposal 6.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of March 1, 2026 by (i) each person or group of persons known by us to beneficially own more than five percent of our Common Stock, (ii) each of our named executive officers, (iii) each of our directors and nominees for director and (iv) all of our directors and executive officers as a group.

The following table gives effect to the shares of Common Stock issuable within 60 days of March 1, 2026 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under Section 13 of the Securities Exchange Act of 1934, as amended, and includes voting and investment power with respect to shares. Percentage of beneficial ownership is based on 130,069,983 shares of Common Stock outstanding at the close of business on March 1, 2026. Except as otherwise noted below, each person or entity named in the following table has sole voting and investment power with respect to all shares of our Common Stock that he, she or it beneficially owns.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Altimmune, Inc., 910 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878.

		Percentage of
	Number of Shares	Shares
	Beneficially	Beneficially
Name of Beneficial Owner	Owned	Owned
5% or Greater Stockholders:
The Vanguard Group(1)	9,491,159	7.3%
Alyeska Master Fund, L.P.(2)	7,132,453	5.5%
Directors and Named Executive Officers:
Jerome Durso(3)	68,111	*
John M Gill(4)	195,734	*
Philip L. Hodges(5)	209,813	*
Diane K. Jorkasky, M.D.(6)	169,484	*
Teri Lawver(7)	55,611	*
Wayne Pisano(8)	176,065	*
Mitchel Sayare, Ph.D.(9)	220,764	*
Klaus O. Schafer, M.D., MPH(10)	192,413	*
Catherine Sohn, Pharm D(11)	156,567	*
Gregory Weaver, M.B.A.(12)	102,766	*
M. Scot Roberts, Ph.D.(13)	591,062	*
Christophe Arbet-Engels, M.D., Ph.D.	—	*
All Executive Officers and Directors as a Group (13 persons)(14)	2,138,390	1.6%
*	Represents beneficial ownership of less than one percent of Altimmune’s outstanding Common Stock.
(1)	This information is based solely on information reported on a Schedule 13G/A filed with the SEC on January 30, 2026 on behalf of The Vanguard Group. According to the report, The Vanguard Group has shared voting power with respect to 744,210 shares of the Common Stock of the Company and shared dispositive power with respect to 9,491,159 shares of the Common Stock of the Company. The principal business address of The Vanguard Group is Vanguard Blvd., Malvern, PA 19355.
(2)	This information is based solely on information provided to us from Alyeska Master Fund, L.P. on March 2, 2026. Alyeska Investment Group, L.P., the investment manager of Alyeska Master Fund, L.P. (the “Selling Securityholder”), has voting and investment control of the shares held by the Selling Securityholder. Anand Parekh is the Chief Executive Officer of Alyeska Investment Group, L.P. and may be deemed to be the beneficial owner of such shares. Mr. Parekh, however, disclaims any beneficial ownership of the shares held by the Selling Securityholder. The registered address of Alyeska Master Fund, L.P. is at c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street George Town, Grand Cayman, KY1-1104, Cayman Islands. Alyeska Investment Group, L.P. is located at 77 W. Wacker, Suite 700, Chicago IL 60601.
(3)	Consists of 12,500 shares of Common Stock, and 55,611 shares of Common Stock which can be acquired upon exercise of outstanding options within 60 days of March 1, 2026.

(4)	Consists of 12,500 shares of Common Stock, and 183,234 shares of Common Stock that can be acquired upon the exercise of outstanding options within 60 days of March 1, 2026.
(5)	Consists of 8,731 shares of Common Stock, 17,848 shares of Common Stock held by Paradigm Venture Partners, L.P., of which Mr. Hodges is deemed to be the beneficial owner of these securities and 183,234 shares of Common Stock that can be acquired upon the exercise of outstanding options within 60 days of March 1, 2026.
(6)	Consists of 527 shares of Common Stock, and 168,957 shares of Common Stock that can be acquired upon the exercise of outstanding options within 60 days of March 1, 2026.
(7)	Consists of 55,611 shares of Common Stock that can be acquired upon the exercise of outstanding options within 60 days of March 1, 2026.
(8)	Consists of 13,498 shares of Common Stock, and 162,567 shares of Common Stock that can be acquired upon the exercise of outstanding options within 60 days of March 1, 2026.
(9)	Consists of 26,363 shares of Common Stock, and 194,401 shares of Common Stock that can be acquired upon the exercise of outstanding options within 60 days of March 1, 2026.
(10)	Consists of 9,179 shares of Common Stock, and 183,234 shares of Common Stock that can be acquired upon the exercise of outstanding options within 60 days of March 1, 2026.
(11)	Consists of 1,500 shares of Common Stock, and 155,067 shares of Common Stock that can be acquired upon the exercise of outstanding options within 60 days of March 1, 2026.
(12)	Consists of 23,078 shares of Common Stock, and 79,688 shares of Common Stock that can be acquired upon the exercise of outstanding options within 60 days of March 1, 2026.
(13)	Consists of 112,824 shares of Common Stock and 478,238 shares of Common Stock that can be acquired upon the exercise of outstanding options within 60 days of March 1, 2026.
(14)	Includes 238,548 shares of Common Stock held by the Company’s current directors and executive officers and 1,899,842 shares of Common Stock that can be acquired by the Company’s current directors and executive officers upon the exercise of outstanding options or vesting of restricted stock within 60 days of March 1, 2026.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership. officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such reports.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for 2025, all required reports were filed on a timely basis under Section 16(a).

EXECUTIVE OFFICERS

Executive Officers

The names and ages of our executive officers as of March 6, 2026 are set forth below:

Name	Age	Office
Jerome Durso	58	President and Chief Executive Officer
Gregory Weaver, M.B.A.	69	Chief Financial Officer
Christophe Arbet-Engels, M.D., Ph.D.	64	Chief Medical Officer
M. Scot Roberts, Ph.D.	67	Chief Scientific Officer
Linda Richardson	62	Chief Commercial Officer

Jerome Durso currently serves as our President, Chief Executive Officer and Chairman of the Board. Mr. Durso, who joined the Company’s Board of Directors in February 2025 and was appointed Chairman in August 2025, is an accomplished life sciences executive with more than 30 years of leadership experience in corporate and commercial strategy, business development and operations. Mr. Durso’s accomplishments include the development of a successful rare liver disease franchise at Intercept Pharmaceuticals, where he served as Chief Executive Officer until its acquisition by Alfasigma. Previously, he oversaw multiple franchises during more than twenty years in senior leadership positions at Sanofi. The Board made the determination that he is the right person to lead the Company as it transitions to Phase 3. See Proposal 1 — Election of Directors — Director information for a discussion of Mr. Durso’s business experience.

Gregory Weaver, M.B.A. currently serves as Chief Financial Officer (CFO) of the Company, which he joined in November 2024. He has served in executive financial leadership roles for over thirty years. Mr. Weaver has previously served as CFO of several public biotechnology companies including ILEX Oncology, Nastech, SIRNA, Poniard, Fibrocell, Celsion, Prometic, and Oryzon. Most recently, prior to joining Altimmune, he briefly served as a financial consultant since July 2024. Prior to that, Mr. Weaver served as CFO of Cognito Therapeutics from September 2023 through June 2024, and as interim CFO of Atossa Therapeutics, Inc. (NASDAQ: ATOS) from June 2023 to September 2023. Prior to that, Mr. Weaver served as CFO of BiointelliSense from October 2022 through May 2023, CFO of Atai Life Sciences N.V. (NASDAQ: ATAI) from September 2020 through September 2022, and as CFO of Eloxx Pharmaceuticals, Inc. (NASDAQ: ELOX) from September 2017 through March 2020. Mr. Weaver has served as a board director, audit committee and compensation committee chairman with several public and private biotechnology companies including Atossa, BioIntellisense, Celsion, Egalet, Noxxon, and Oryzon. Mr. Weaver currently serves as vice-chairman of HarborPath, a non-profit organization focused on providing patients with access to life-saving medications. Mr. Weaver is a United States Air Force veteran and received his M.B.A. from Boston College, B.S. in Accounting and Finance from Trinity University, and his CPA in Texas and Massachusetts.

Christophe Arbet-Engels, M.D., Ph.D. currently serves as Chief Medical Officer of the Company. Dr. Arbet-Engels joined Altimmune in October 2025, a seasoned medical professional with more than 30 years of experience in strategic global drug discovery, development, and commercialization across a broad range of therapeutic areas including gastroenterology, cardiovascular-metabolism, neurology, oncology, and rare and orphan diseases. He previously served as Chief Medical Officer at several life science companies, including from August 2023 until September 2025 at X4 Pharmaceuticals, from July 2021 until August 2023 at Neurogastrx, from January 2020 to April 2021 at Millendo Therapeutics, and from spring 2017 to fall 2019 at Poxel Pharmaceuticals, where he provided research and development leadership, advancing multiple candidates from pre-clinical through to late-stage clinical trials and assisting with both financial and strategic partnering transactions. Prior to these roles, he held a variety of senior medical and clinical positions at Biogen, Boehringer-Ingelheim Pharmaceuticals, Hoffmann-La Roche, Merck Research Laboratories, Aventis Pharmaceuticals, and Ligand Pharmaceuticals, where he led clinical development and registration, launch, and lifecycle management efforts for several new medicines, including the blockbuster therapies LANTUS® and JARDIANCE®. Dr. Arbet-Engels has also served in research and educational roles at The Salk Institute for Biological Studies, University of Paris VI, and the Assistance Publique, Hospitals of Paris, and currently serves as a Member of the Board of Tutors in Biochemical Sciences at Harvard University. He received his MD and PhD in internal medicine/endocrinology-metabolism from the University of Paris, France, and completed his MBA in Finance at Rutgers University.

M. Scot Roberts, Ph.D. currently serves as Chief Scientific Officer of the Company. Dr. Roberts joined Altimmune in December 2012 and has over 25 years of biologics development experience, most recently at ImQuest BioSciences, Inc., where as Chief Scientific Officer from November 2010 until November 2012, he was responsible for managing scientific operations. Dr. Roberts held key positions at Wellstat Biologics Corporation from August 1996 until October 2010, including Director of Research and Development where he was responsible for development of a portfolio of biologic candidates in oncology including a clinical stage oncolytic virus asset. He is an inventor on twelve patent and patent application families, and author of numerous publications in peer-reviewed journals. Dr. Roberts has been an invited speaker at international conferences where he chaired a variety of scientific sessions. Dr. Roberts received an M.S.in Chemistry from Illinois State University and a Ph.D. from the Johns Hopkins School of Medicine, Department of Pharmacology and Molecular Sciences.

Linda Richardson currently serves as Chief Commercial Officer of the Company, which she joined in September 2025. Ms. Richardson has more than 30 years of commercial strategy, sales, marketing, market access and reimbursement and business development experience in the pharmaceutical and biotech industries. From early 2021 until April 2024, she served as the Chief Commercial Officer and Executive Vice-President at Intercept Pharmaceutical, stepping down shortly after the company’s acquisition by Alfasigma. From 2018 to 2021, she served as the SVP and Head of the Cholestasis Program at Intercept. From 2013 to 2018, she worked at Chimerix, Inc., where she ultimately held the role of Chief Strategy and Commercial Officer, overseeing marketing, market access and reimbursement, market research and analytics, forecasting, supply chain and distribution strategies, commercial operations, product communications, and sales. From 2008 to 2013, Ms. Richardson held commercial leadership roles of increasing responsibility at Sanofi, where she was a Vice President and led the company’s global GLP-1 diabetes franchise. Prior to joining Sanofi, Ms. Richardson held roles of increasing responsibility at both Reliant Pharmaceuticals and GlaxoSmithKline, including Vice President of Marketing. Ms. Richardson holds a bachelor’s degree in English from the University of Pennsylvania.

EXECUTIVE COMPENSATION

Our named executive officers (“Named Executive Officers” or “NEOs”) for the year ended December 31, 2025 are:

●	Vipin K. Garg, Ph.D., our former Chief Executive Officer;
●	Christophe Arbet-Engels, M.D., Ph.D., our Chief Medical Officer;
●	M. Scot Roberts, Ph.D., our Chief Scientific Officer; and
●	M. Scott Harris, M.D., our former Chief Medical Officer.

Executive Compensation Updates and Stockholder Engagement

We pay careful attention to any feedback we receive from our stockholders about our executive compensation program and, in setting compensation for our NEOs, the Compensation Committee considers the results of the stockholder advisory vote on the “say on pay” proposals. Although the results of the say on pay vote are advisory and not binding on the company, the Board and the Compensation Committee value the opinions of our stockholders.

At our September 2025 annual meeting of stockholders, 69% of votes cast were cast in favor of the compensation of our NEOs. This is a modest increase above our September 2024 annual meeting of stockholders, in which 63% of the votes were cast in favor of the compensation of our NEOs.

Our Compensation Committee implemented a plan to contact and engage with our largest stockholders to discuss and solicit feedback regarding our executive compensation, governance, and sustainability programs. The Company reached out to 27 of our largest institutional shareholders, representing approximately 65% of our reported institutional ownership. Retail shareholders have significant ownership in our Company. The Company held five engagement calls with shareholders representing approximately 43% of our reported institutional ownership. Six shareholders representing approximately 3% of our reported institutional ownership declined our invitation for engagement.

In response to such outreach, the Company held several meetings to solicit such feedback. The meetings were led by Dr. Catherine Sohn, Chair of the Compensation Committee, and Robin E. Abrams, Chief Legal Officer and Corporate Secretary. At each meeting, Dr. Sohn and Ms. Abrams shared updates on the Company’s compensation philosophy, strategy, board and executive recruitment priorities, enhanced governance, and commitment to supporting shareholder value. In each meeting, Dr. Sohn and Ms. Abrams heard the perspective of some of the Company’s largest investors on each of the topics including their articulated views on the Company’s programs, priorities and strategy. These discussions with stockholders provide an opportunity for us to receive input from such stakeholders regarding the design, details and philosophy and structure of our executive compensation, governance and strategic initiatives, all of which help to guide us in refining our approach to such programs and in the preparation of our disclosures in our annual report and proxy statement.

Based on our engagement over time, we believe that our stockholders understand that our compensation program is in alignment with customary peer group practice, designed to ensure the Company can recruit necessary talent to achieve its ambitious objectives and thereby drive shareholder value. We received feedback encouraging us to provide more disclosure surrounding the basis for our annual performance-driven cash bonuses based upon achievement of the 2025 performance objectives in this Proxy. As previously disclosed, we paid annual performance-based cash bonuses for 2024 based upon approximately 95% achievement of the performance objectives and annual performance-based cash bonuses for 2025 based upon 97.5% achievement of the performance objectives.

What we heard	How we acted
Explain timing of transition and reasoning behind selection of new Chief Executive Officer, and explanation for higher compensation package for newly-appointed CEO.	Company has included this detail as requested.
Would like to see a disclosed peer compensation group in the proxy.	Company has included its Peer Group in this Proxy Statement.
More disclosure around responsiveness to prior years’ voting on compensation for our NEOs.	Company has included this additional information in this Proxy Statement.
With appointment of President and Chief Executive Officer who is also Chairman of the Board of Directors, support was expressed for designation of a Lead Independent Director.	Board of Directors has appointed a Lead Independent Director as described in this Proxy Statement.
Desire to see additional detail around assessment of skills and experience sought in members of the Board of Directors.	Company has included description and skills matrix for the members of its Board of Directors.

Noted our bonus program was primarily discretionary, which was not a concern given our business life cycle, but thought additional disclosure would be helpful including detail focused on value of such long-term awards.

Company has included this additional information in the Proxy Statement.

Some shareholders did note we do not utilize performance-based awards (PSUs) for our equity grants, however, did not express any concerns noting options and RSUs are common equity awards for our company size and industry.

The Compensation Committee will continue to review the Company's equity program as we evolve.

We continue to be receptive to input from stockholders concerning our executive compensation program, governance and other programs, and will continue to consider any such feedback when provided. Consistent with the recommendation of our Board and the preference of our stockholders as reflected in the non-binding, advisory vote on the frequency of future say-on-pay votes conducted at our 2023 annual meeting of stockholders, we intend to hold an annual non-binding, advisory vote on the compensation of our NEOs until at least the next non-binding, advisory vote regarding the frequency of future say-on-pay votes, which will occur in connection with our 2029 annual meeting of stockholders.

Compensation Philosophy

We have a pay for performance philosophy that underpins our compensation programs and decisions. Our NEO compensation program is designed to attract, reward and retain the caliber of officers needed to ensure the Company’s continued growth and profitability.

The primary objectives of the program are to:

●	align and reward Company and individual performance and decision-making with stockholder value creation and prudent risk management;
●	drive long-term growth objectives, thereby creating long-term value for our stockholders; and
●	provide rewards that are cost-efficient, equitable to our named executive officers and stockholders, and competitive with organizations that compete for executives with similar skill sets, thereby encouraging high-potential individuals with significant and unique market experience to build a career at the Company.

In setting compensation for our NEOs, the Compensation Committee and the Board take into account the relative amount of compensation that is delivered on a current and long-term basis and in the form of cash and equity. The combination of performance measures for annual bonuses and the equity compensation programs for NEOs, as well as the multi-year vesting schedules for equity awards, encourage individuals to maintain both a short-term and a long-term view with respect to Company performance.

The Board set Mr. Durso’s compensation as CEO of the Company in line with the compensation of our peer groups companies as recommended by our outside compensation consultant, recommended by the Compensation Committee and approved by the Board of Directors. Accordingly, pursuant to his employment agreement, Mr. Durso will receive an annual salary of $725,000 and his target annual incentive compensation shall be 60% of his annual base salary, based on achievement of performance goals established by the Compensation Committee of the Board. He was also granted (i) 633,700 restricted stock units, which shall vest over a period of four years, with 25% of these restricted stock units vesting on the first anniversary of the grant date and the remainder vesting in annual installments thereafter, and (ii) 1,824,400 stock options, which shall vest over a period of four years, with 25% of these options vesting on the first anniversary of the grant date and the remainder vesting in monthly installments thereafter.

Our Compensation Committee Processes and Procedures

Our Compensation Committee meets as often as it determines is necessary to carry out its duties and responsibilities through regularly scheduled meetings and, as needed, special meetings. From time to time, various other members of management and other executives as well as outside advisors or consultants are invited by our Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in our Compensation Committee meetings.

Our Compensation Committee engages an independent compensation consultant each year to provide a competitive compensation assessment with respect to the executive officers to assist our Compensation Committee in making annual compensation decisions. Since 2015, a national compensation consulting firm has been engaged by our Compensation Committee each year to provide advice regarding executive officers’ compensation, including base salaries and performance-based bonuses and long-term equity compensation. The executive compensation program services of the compensation consulting firm included providing input regarding the selection of compensation peer group companies, analyzing publicly available compensation data of peer group companies, compensation survey data, and other publicly available data to assess the competitive market for executive talent. The compensation consulting firm has recommended that our selected compensation peer group consist of biotechnology companies that are comparable to us in both stage of development and size.

Our Compensation Committee charter grants our Compensation Committee full authority to obtain, at the Company’s expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and consultants and other external resources that our Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, our Compensation Committee has the authority, in its sole discretion, to retain or obtain, at the Company’s expense, compensation consultants to assist in its evaluation of executive compensation, and is directly responsible for the appointment, compensation and oversight of the work of its compensation consultants.

Executive Compensation Peer Group

Each year our compensation consultant reviews the Company’s existing executive compensation peer group, and recommends changes to the group in order to set a market frame of reference for evaluating the compensation of NEOs. The peer group is intended to reflect comparable companies where we may compete for talent, and aid the Compensation Committee in achieving its desired objective of attracting and retaining individuals. In setting 2025 compensation, the Compensation Committee reviewed market data from comparable companies as a market frame of reference. These companies were selected based on the following criteria:

●	U.S publicly traded biotechnology or pharmaceutical company
●	Market capitalization between $100 million and $1 billion
●	Lead asset clinical stage II or III
●	Full-time employees between 25 and 200
●	Operating expenses between $20 million and $250 million

The following peer group was used in connection with compensation decisions made by the Compensation Committee in 2025 relating to base salary adjustments, annual performance-based plan, and long-term equity awards:

89bio, Inc.	Arcturus Therapeutics Holdings Inc.	Inhibrx Biosciences, Inc.	Terns Pharmaceuticals, Inc.
Akero Therapeutics, Inc.	Astria Therapeutics, Inc.	MBX Biosciences, Inc.	Tyra Biosciences, Inc.
Amylyx Pharmaceuticals, Inc.	Atea Pharmaceuticals, Inc.	Rezolute, Inc.
Anavex Life Sciences Corp.	aTyr Pharma, Inc.	Savara Inc.
Arbutus Biopharma Corporation	Gossamer Bio, Inc.	Solid Biosciences Inc.

Elements of Compensation

The Company’s executive compensation program consists of the following elements:

●	base salary;
●	annual cash bonuses;
●	equity awards;
●	health and HSA match; and
●	401(k) plan

Base Salary

The NEOs receive a base salary to compensate them for services rendered to our Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, roles and responsibilities.

Annual Performance-Based Bonus

The NEOs are entitled to receive annual performance-based cash bonuses, the amount of which is based on satisfaction of corporate objectives that are established by the Board of Directors and/or the Compensation Committee. The annual bonuses are intended to incentivize NEOs to achieve certain business objectives that we believe are important to achieving our long-term goals and our mission.

For the year ended December 31, 2025, upon recommendation of Compensation Committee, our Board of Directors set broad based corporate objectives that established the criteria for the funding of our annual bonus plan focused on progression of pemvidutide in the lead indication of MASH, as well as two additional indications (AUD and ALD) and raising sufficient capital to meet year-end targets. The 2025 pre-approved Corporate Goals were reviewed with the Compensation Committee and the Board of Directors at meetings during the year to provide visibility and awareness of the Company’s progress on each of the pre-specified 2025 Corporate Goals.

For each of the corporate objectives, the Compensation Committee also established criteria for assessing performance in terms of what achievements would be considered partially met, met, or exceeded, with weighting assigned to each of these objectives as described below. Partially met achievement of an objective results in payment between 0-80% of the weighting, met achievement of an objective results in payment between 80-120% of the weighting and exceeds achievement in payment between 120-150% of the weighting. The Compensation Committee structures the annual performance-based bonus program to have a range of possible funding for each goal to measure NEO performance for each goal on a holistic basis.

At the completion of the year, the Compensation Committee, after reviewing management’s self-assessment, evaluates specific achievements and our overall success in the prior year. The Compensation Committee considers our CEO’s recommendations, and independently reviews and recommends the total percentage achievement level for each of the executive officers to the Board of Directors for approval.

In January 2026, our Board of Directors, upon the recommendation of the Compensation Committee, completed its assessment of management’s achievement of these corporate objectives for 2025, and concluded that these core corporate objectives were achieved by the management team and determined achievement at approximately 97.5% of the target annual performance-based cash bonuses for our NEOs. This level was determined based upon, among other things, successful completion of IMPACT Phase 2b trial of pemvidutide in MASH with positive topline data meeting one of the co-primary endpoint at 24 weeks and positive topline data at 48 weeks reinforcing the potential of the product candidate in this lead indication; successful engagement with the FDA including holding an in-person end of Phase 2 Meeting with the FDA to align on a path forward for Phase 3 and award of Breakthrough Therapy Designation for pemvidutide in MASH; successful completion of enrollment in the RECLAIM Phase 2 trial evaluating the efficacy and safety of pemvidutide in subjects with AUD, successful engagement with the FDA including the granting of Fast Track designation to pemvidutide for the treatment of AUD, successful initiation of enrollment in the RESTORE Phase 2 trial evaluating the efficacy and safety of pemvidutide in subjects with ALD, and successful raising of capital to meet year-end targets.

Equity Awards

The NEOs are eligible to receive equity awards under the Altimmune, Inc. 2017 Omnibus Incentive Plan (as amended, the “2017 Plan”). Awards under the 2017 Plan are intended to align the interests of the NEOs with those of our stockholders and to create a link between executive pay and the long-term performance of our Common Stock.

We generally grant annual equity awards, to our NEOs, in the first quarter of each fiscal year. In addition, new hires receive equity grants at the time of their hiring. The Compensation Committee reviews competitive market data from our Peer Group in establishing grant levels for each NEO. The market data captures equity awards expressed as a percentage of common shares outstanding, which is a common benchmarking approach in high-growth industries. In addition to the market data, the Committee reflects on each NEOs role, and historical award levels in establishing grant levels. During the year ended December 31, 2025, we granted our each of our NEOs stock options and RSUs, as described in more detail in the Outstanding Equity Awards at Fiscal Year-End table below.

During 2025, the Compensation Committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, we did not grant stock options to our NEOs during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K or 8-K that discloses material nonpublic information.

Employee Benefits

The NEOs, like our other employees, participate in health and welfare benefit plans, subject to satisfying eligibility requirements.

401(k) Plan

The Company maintains a tax-qualified retirement plan (the “401(k) Plan”) that provides eligible employees (including the NEOs) with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to participate in the 401(k) Plan as of the first day of the month following the date they meet the 401(k) Plan’s eligibility requirements, and participants are able to defer up to 100% of their eligible compensation subject to applicable annual limits under the Code. All participants’ interests in their deferrals are 100% vested when contributed. The 401(k) Plan permits Altimmune to make matching contributions and profit-sharing contributions to eligible participants. Altimmune matches contributions 100% on the first 4% of contributions made by participants.

We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our NEOs.

As detailed in the Summary Compensation Table below, our NEO compensation decreased modestly from 2024 to 2025. The change in overall compensation generally reflected increases in base salaries to keep pace with market levels, annual performance-based bonuses that were higher than the previous year reflecting accomplishments against our key corporate performance goals, and long-term incentive grant values that were lower than the previous year. Additionally, the Compensation Actually Paid to our NEOs was substantially below the reported pay in our Summary Compensation Table, which demonstrates the linkage of pay and performance of our compensation programs. Our pay and performance analysis is described under the section of our proxy statement entitled “Pay versus Performance”.

Summary Compensation Table

The following table sets forth the total compensation that was paid to or earned by the NEOs for the 2025 and 2024 fiscal years.

							Non-Equity
					Stock	Option	Incentive Plan	All Other
		Salary	Bonus		Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)		($)(1)	($)(1)	($)	($)(7)	($)
Vipin K. Garg, Ph.D.(2)	2025	658,694	1,000	(6)	1,153,600	4,812,167	357,753	1,043,376	8,026,590
Chief Executive Officer	2024	633,360	—		1,560,896	3,536,567	330,931	28,708	6,090,462
Christophe Arbet-Engels, M.D., Ph.D.(3)	2025	128,750	176,000	(4)	580,500	1,388,039	50,856	5,750	2,329,895
Chief Medical Officer
M. Scot Roberts, Ph.D.	2025	487,306	1,000	(6)	443,800	1,055,967	192,486	2,437	2,182,996
Chief Scientific Officer	2024	468,563	—		541,952	1,228,016	178,054	2,343	2,418,928
M. Scott Harris, M.D.(5)	2025	388,403	1,000	(6)	443,800	1,373,740	204,559	219,569	2,631,071
former Chief Medical Officer	2024	497,952	—		541,952	1,228,016	189,222	3,563	2,460,705

(1)	Amounts in this column reflect the aggregate grant date fair value of stock awards and/or stock options granted during the covered year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used to calculate the amounts for fiscal years 2025 and 2024 are discussed in Item 8, Financial Statements and Supplementary Data of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Amounts in the “Option Awards” column for each of Dr. Garg and Dr. Harris also include the incremental fair value recognized in connection with the extension of the exercise period of outstanding options by 18 months, for Dr. Garg, and 12 months, for Dr. Harris.
(2)	Dr. Garg’s term as the Company’s Chief Executive Officer ended on December 31, 2025. Effective January 1, 2026, Mr. Durso is the Chief Executive Officer.
(3)	Dr. Arbet-Engels joined the Company as our Chief Medical Officer in October 2025.
(4)	Representing a signing bonus of $175,000 received by Dr. Arbet-Engels upon his commencement of employment with us, along with a $1,000 holiday bonus given to all employees.
(5)	Dr. Harris retired from his position as Chief Medical Officer in September 2025.
(6)	Representing holiday bonus given to all employees.

(7)	All other compensation consisted of the following:

		401(k)		HSA	Commuting	Severance		Total Other
		Match	Benefits	Match	Expense	Expense		Compensation
Name and Principal Position	Year	($)	($)	($)	($)	($)		($)
Vipin K. Garg, Ph.D.	2025	2,096	18,955	2,400	12,223	1,007,702	(1)	1,043,376
Chief Executive Officer
Christophe Arbet-Engels, M.D., Ph.D.	2025	5,150	—	—	600	—		5,750
Chief Medical Officer
M. Scot Roberts, Ph.D.	2025	2,437	—	—	—	—		2,437
Chief Scientific Officer
M. Scott Harris, M.D.	2025	2,589	—	1,200	—	215,780	(2)	219,569
former Chief Medical Officer
(1)	Representing twelve months’ severance and six month salary continuation payout pursuant to Dr. Garg’s Transitional Services and Release Agreement.
(2)	Representing salary continuation payout for six months pursuant to Dr. Harris’s Transitional Services and Release Agreement.

Narrative to Summary Compensation Table

Agreements with NEOs

We have entered into employment agreements with each of Drs. Garg, Arbet-Engels, Roberts and Harris. The material terms of such agreements are summarized below.

Employment Agreement with Vipin K. Garg, Ph.D.

On November 16, 2018, the Company entered into an employment agreement with Dr. Garg in connection with his employment as the President and Chief Executive Officer of the Company (the “Employment Agreement”). Pursuant to the Employment Agreement, Dr. Garg commenced employment with the Company on November 30, 2018.

Under the Employment Agreement, Dr. Garg initially received a base salary of $500,000 and is eligible to receive an annual discretionary incentive bonus of up to 55% of his base salary based on achievement of performance goals established by the Compensation Committee.

Dr. Garg is eligible to participate in the Company’s employee benefit plans made available to its similarly situated senior executives. In addition, the Company pays the premium costs for a term life insurance policy for Dr. Garg with a benefit equal to Dr. Garg’s base salary and for short- and long-term disability plans that provide for an annual benefit of at least 60% of Dr. Garg’s base salary for as long as the disability continues. In addition, during the term of Dr. Garg’s employment, so long as Dr. Garg’s primary residence is located within 50 miles of his current residence in North Carolina, the Company will reimburse Dr. Garg an amount not to exceed $36,000 during any 12-month period to cover Dr. Garg’s commuting expenses, which amount will be grossed up for taxes. During the term of Dr. Garg’s employment, and subject to applicable securities laws or listing standards, the Company will use its best efforts to cause Dr. Garg to be nominated for election as a member of the Company’s board of directors at each annual meeting of stockholders at which Dr. Garg is up for election.

In the event of an employment termination, the Company will pay Dr. Garg his earned but unpaid base salary through the date of termination, accrued but unused vacation pay, unreimbursed business expenses and such employee benefits as may be due to Dr. Garg under the terms of the applicable benefit plans (the “Accrued Benefits”). In addition, if the Company terminates Dr. Garg’s employment for “cause” (as defined below), Dr. Garg will be entitled to payment of any unpaid prior year’s annual bonus.

If the Company terminates Dr. Garg’s employment without cause or Dr. Garg resigns his employment for “good reason” (as defined below), in addition to the Accrued Benefits, Dr. Garg will be entitled to receive 12 months of base salary continuation payments, 12 months of continued coverage under the health insurance plans in which Dr. Garg participates at the time of the termination and payment of any unpaid prior year’s annual bonus. If such employment termination or resignation occurs within one year following a “change in control” (as defined in the Employment Agreement), Dr. Garg is entitled to receive an amount equal to the sum of 18 months of his base salary plus his target annual discretionary incentive bonus for the year of termination, 18 months of continued coverage under the health insurance plans in which Dr. Garg participates at the time of the termination, payment of any unpaid prior year’s annual bonus and, if such termination occurs within the one-year period following a change in control, all of Dr. Garg’s outstanding unvested equity awards will become vested. If any payments, whether under Dr. Garg’s employment agreement or otherwise, would be subject to the golden parachute excise tax under Section 4999 of the Code, such payments will be reduced to the extent necessary to avoid the excise tax if doing so would result in a greater net after tax payment to Dr. Garg. Dr. Garg is required to execute and not revoke a release of claims in order to be eligible to receive severance payments or benefits, other than the Accrued Benefits.

Under the Employment Agreement, “cause” generally means Dr. Garg’s (i) material breach of his fiduciary duties, (ii) material breach of his Employment Agreement, (iii) willful failure or refusal to follow written policies, (iv) conviction of, or plea of guilty or nolo contendere to, a felony, or (v) continuing and willful refusal to act as directed by the Board. Under the Employment Agreement, “good reason” generally means (i) a reduction in Dr. Garg’s base salary or target annual bonus opportunity, (ii) a material diminution in Dr. Garg’s authorities, duties or responsibilities, or (iii) a relocation of Dr. Garg’s principal place of employment more than 50 miles from Gaithersburg, Maryland.

Dr. Garg is subject to restrictive covenants during the term of his employment and for a period of one year following the termination of his employment. In particular, Dr. Garg will be prohibited from soliciting the Company’s customers, clients and employees and from engaging in sales, marketing or related activities on behalf of himself or another entity that directly competes with the Company and does business in the same geographical areas in which the Company does business.

Transition Agreement with Vipin K. Garg, Ph.D.

On November 30, 2025, the Company and Dr. Garg entered into a Transitional Services and Release Agreement (the “Garg Transition Agreement”). Pursuant to the Transition Agreement, Dr. Garg stepped down from his role as the Company’s President and Chief Executive Officer, effective as of January 1, 2026. Dr. Garg also stepped down as a member of the Board, effective January 31, 2026. Following the Garg Transition Date, Dr. Garg will serve as an Advisor to the Company until June 30, 2026 (the “Garg Separation Date”).

Until the Garg Separation Date, Dr. Garg will, among other things, assist in transitioning his duties to the new President and Chief Executive Officer and provide such other transitional services as the Company reasonably requests. Pursuant to the Garg Transition Agreement, Dr. Garg will (i) receive severance pursuant to the terms of his employment agreement, including (A) monthly payments equal to his current base salary for 12 months following the Garg Separation Date and (B) a COBRA subsidy for 12 months following the Garg Separation Date (ii) continue to receive his current salary and benefits until the Garg Separation Date, (iii) be entitled to the continued vesting of all outstanding equity awards through the Garg Separation Date; (iv) receive an extension of the time period during which he is eligible to exercise his vested stock options until the 18 month anniversary of the Garg Separation Date; and (v) remain eligible to receive a full cash bonus for fiscal year 2025, subject to bonus criteria achievement as determined by the Board and his full compliance with the Garg Transition Agreement.

The payments and benefits described above are subject to Dr. Garg’s non-revocation of a general release of claims in favor of the Company and continued compliance with the terms of the Garg Transition Agreement, including customary restrictive covenants.

Employment Agreement with Christophe Arbet-Engels, M.D., Ph.D

On September 23, 2025, the Company entered into an employment agreement with Dr. Arbet-Engels, the Chief Medical Officer. The agreement provided that Dr. Arbet-Engels would be employed so long as mutually agreeable to Dr. Arbet-Engels and the Company.

The agreement provided Dr. Arbet-Engels with an initial base salary of $515,000. In addition, Dr. Arbet-Engels is eligible to receive an annual discretionary incentive bonus of up to 40% of base salary based as determined by the Compensation Committee. In addition, Dr. Arbet-Engels would be granted stock options to purchase 450,000 shares of the Company’s common stock and 150,000 RSUs. Dr. Arbet-Engels also received a one-time cash sign on bonus of $175,000 upon start of employment. Dr. Arbet-Engels is eligible to participate in the Company’s employee benefit plans made available to its similarly situated senior executives.

If, prior to a “change in control” (as defined in the employment agreement), the Company terminates the employment of Dr. Arbet-Engels without “cause” or if he resigns for “good reason” (as defined below), in addition to accrued benefits (to which he is entitled on any termination of employment), Dr. Arbet-Engels will be entitled to receive severance equal to 12 months of base salary continuation payments, 12 months of continued coverage under the health insurance plans in which the executive participated at the time of the termination and payment of any unpaid prior year’s annual bonus. If such employment termination or resignation occurs within the one-year period following a change in control, he would be entitled to receive a severance amount equal to the sum of 12 months of his base salary plus his target annual discretionary incentive bonus for the year of termination, 12 months of continued coverage under the health insurance plans in which he participates at the time of termination, payment of any unpaid prior year’s annual bonus and, all of his outstanding unvested equity awards will become vested. The agreement also provides that if any payments, whether under the agreement or otherwise, payable to him would be subject to the golden parachute excise tax under Section 4999 of the Code, such payments will be reduced to the extent necessary to avoid the excise tax if doing so would result in a greater net after tax payment to him. Dr. Arbet-Engels is required to execute and not revoke a release of claims in Altimmune’s favor in order to be eligible to receive the severance payments and benefits.

Under the agreement with Dr. Arbet-Engels, “cause” generally means his (i) material breach of his fiduciary duties, (ii) material breach of the agreement, (iii) willful failure or refusal to follow Altimmune’s written policies, (iv) conviction of, or plea of guilty or nolo contendere to, a felony or (v) continuing and willful failure to act as directed by Altimmune’s board of directors or its chief executive officer. Under the agreement, “good reason” generally means (i) a reduction in the Dr. Arbet-Engels’ base salary or target annual bonus opportunity, or (ii) a material diminution in authority, duties or responsibilities.

Under the agreement, Dr. Arbet-Engels is subject to restrictive covenants during the term of his employment and for a period of twelve months following termination of employment. In particular, he is prohibited from soliciting the Company’s customers, clients and employees and from engaging in sales, marketing or related activities on the executive’s behalf or another entity that directly competes with the Company.

Employment Agreement with M. Scot Roberts, Ph.D.

On December 7, 2015, the Company entered into an employment agreement with M. Scot Roberts, Ph.D., the Chief Scientific Officer. The agreement provided that Dr. Roberts would be employed so long as mutually agreeable to Dr. Roberts and the Company.

The agreement provided Dr. Roberts with an initial base salary of $220,000. In addition, Dr. Roberts is eligible to receive an annual discretionary incentive bonus, initially set at up to 30% of base salary based as determined by the Compensation Committee. Dr. Roberts is eligible to participate in the Company’s employee benefit plans made available to its similarly situated senior executives.

If, prior to a “change in control” (as defined in the employment agreement), the Company terminates the employment of Dr. Roberts without “cause” or if he resigns for “good reason” (as defined below), in addition to accrued benefits (to which he is entitled on any termination of employment), Dr. Roberts will be entitled to receive severance equal to six months of base salary continuation payments, six months of continued coverage under the health insurance plans in which the executive participated at the time of the termination and payment of any unpaid prior year’s annual bonus. If such employment termination or resignation occurs within the one-year period following a change in control, he would be entitled to receive a severance amount equal to the sum of 12 months of his base salary plus his target annual discretionary incentive bonus for the year of termination, six months of continued coverage under the health insurance plans in which he participates at the time of termination, payment of any unpaid prior year’s annual bonus and, all of his outstanding unvested equity awards will become vested. The agreement also provides that if any payments, whether under the agreement or otherwise, payable to him would be subject to the golden parachute excise tax under Section 4999 of the Code, such payments will be reduced to the extent necessary to avoid the excise tax if doing so would result in a greater net after tax payment to him. Dr. Roberts is required to execute and not revoke a release of claims in Altimmune’s favor in order to be eligible to receive the severance payments and benefits.

Under the agreement with Dr. Roberts, “cause” generally means his (i) material breach of his fiduciary duties, (ii) material breach of the agreement, (iii) willful failure or refusal to follow Altimmune’s written policies, (iv) conviction of, or plea of guilty or nolo contendere to, a felony or (v) continuing and willful failure to act as directed by Altimmune’s board of directors or its chief executive officer. Under the agreement, “good reason” generally means (i) a reduction in the Dr. Roberts’ base salary or target annual bonus opportunity, (ii) a material diminution in authority, duties or responsibilities or (iii) a relocation of his principal place of employment more than 50 miles from Gaithersburg, Maryland.

Under the agreement, Dr. Roberts is subject to restrictive covenants during the term of his employment and for a period of six months following termination of employment. In particular, he is prohibited from soliciting the Company’s customers, clients and employees and from engaging in sales, marketing or related activities on the executive’s behalf or another entity that directly competes with the Company.

Employment Agreement with M. Scott Harris, M.D.

On September 9, 2019, the Company entered into an employment agreement with M. Scott Harris, M.D., our former Chief Medical Officer. The agreement provided that Dr. Harris would be employed so long as mutually agreeable to Dr. Harris and the Company.

The agreement provided Dr. Harris with an initial base salary of $370,000. In addition, Dr. Harris was eligible to receive an annual discretionary incentive bonus of up to 40% of base salary as determined by the Compensation Committee. In addition, Dr. Harris was granted incentive stock options to purchase 107,000 shares of the Company’s common stock and was eligible to participate in the Company’s employee benefit plans made available to its similarly situated senior executives.

If, prior to a “change in control” (as defined in the employment agreement), the Company would have terminated the employment of Dr. Harris without “cause” or if he had resigned for “good reason” (as defined below), in addition to accrued benefits (to which he is entitled on any termination of employment), Dr. Harris would have been entitled to receive severance equal to six months of base salary continuation payments, six months of continued coverage under the health insurance plans in which the executive participated at the time of the termination and payment of any unpaid prior year’s annual bonus. If such employment termination or resignation had occurred within the one-year period following a change in control, he would have been entitled to receive a severance amount equal to the sum of 12 months of his base salary plus his target annual discretionary incentive bonus for the year of termination, six months of continued coverage under the health insurance plans in which he participated at the time of termination, payment of any unpaid prior year’s annual bonus and, all of his outstanding unvested equity awards would have become vested. The agreement also provided that if any payments, whether under the agreement or otherwise, payable to him would have been subject to the golden parachute excise tax under Section 4999 of the Code, such payments would have been reduced to the extent necessary to avoid the excise tax if doing so would result in a greater net after tax payment to him. Dr. Harris was required to execute and not revoke a release of claims in Altimmune’s favor in order to be eligible to receive the severance payments and benefits.

Under the agreement with Dr. Harris, “cause” generally means his (i) material breach of his fiduciary duties, (ii) material breach of the agreement, (iii) willful failure or refusal to follow Altimmune’s written policies, (iv) conviction of, or plea of guilty or nolo contendere to, a felony or (v) continuing and willful failure to act as directed by Altimmune’s board of directors or its chief executive officer. Under the agreement, “good reason” generally means (i) a reduction in the Dr. Harris’ base salary or target annual bonus opportunity, (ii) a material diminution in authority, duties or responsibilities or (iii) a relocation of his principal place of employment more than 50 miles from Gaithersburg, Maryland.

Under the agreement, Dr. Harris is subject to restrictive covenants during the term of his employment and for a period of six months following termination of employment. In particular, he is prohibited from soliciting the Company’s customers, clients and employees and from engaging in sales, marketing or related activities on the executive’s behalf or another entity that directly competes with the Company.

Transition Agreement with M. Scott Harris, M.D.

On October 1, 2025, the Company and Dr. Harris entered into a Transitional Services and Release Agreement (the “Harris Transition Agreement”). Pursuant to the Harris Transition Agreement, Dr. Harris stepped down from his role as the Company’s Chief Medical Officer, effective October 1, 2025, and will continue as an employee of the Company in a transitional role as a Senior Strategic Advisor through February 28, 2026 (the “Harris Separation Date”).

Until the Harris Separation Date, Dr. Harris will, among other things, assist in transitioning his duties to the new Chief Medical Officer and provide such other transitional services as the Company reasonably requests. Pursuant to the Harris Transition Agreement, Dr. Harris will (i) continue to receive his current salary and benefits through the Harris Separation Date, (ii) be entitled to the continued vesting of all outstanding equity awards through the Harris Separation Date; (iii) receive an extension of the time period during which he is eligible to exercise his vested stock options until the 12 month anniversary of the Harris Separation Date; and (iv)

remain eligible to receive a full cash bonus for fiscal year 2025, subject to bonus criteria achievement as determined by the Board and his full compliance with the Harris Transition Agreement.

Equity Compensation Plan Information

The following table provides information regarding the number of securities to be issued under our equity plans, the weighted-average exercise price of options issued under our equity plans and the number of securities remaining available for future issuance under our equity plans, in each case as of December 31, 2025:

	Number of		Number of
	securities to be	Weighted	securities
	issued upon	average	remaining
	exercise	exercise price of	available
	of outstanding	outstanding options,	for future
	options,	warrants and	issuance under equity
	warrants	rights	compensation
Plan category	and rights	($)	plans
Equity compensation plans approved by security holders	12,048,620	6.50	316,510
Equity compensation plans not approved by security holders(1)	1,305,100	3.40	409,575
Total	13,353,720	6.20	726,085
(1)	Represents shares underlying awards issued pursuant to the Company’s 2018 Inducement Grant Plan and shares remaining available for issuance thereunder. Please see Note 10 Stock-Based Compensation to our Annual Report on Form 10-K for the year ended December 31, 2025, for additional information regarding the Inducement Plan.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards of our NEOs as of December 31, 2025.

		Option Awards						Stock Awards
		Number of	Number of		Number of
		Securities	Securities		Securities			Number of		Market Value
		Underlying	Underlying		Underlying			Shares or		of Shares or
		Unexercised	Unexercised		Unexercised	Option	Option	Units of Stock		Units of Stock
		Options (#)	Options (#)		Unearned	Exercise	Expiration	That Have Not		That Have
Name	Grant Date	Exercisable	Unexercisable		Options (#)	Price ($)	Date	Vested (#)		Not Vested ($)(20)
Vipin K. Garg, Ph.D.	11/30/2018	322,907	—	(1)	—	3.59	11/30/2028	—		—
	1/2/2020	149,500	—	(2)	—	1.92	1/2/2030	—		—
	2/1/2021	241,500	—	(3)	—	16.71	2/1/2031	—		—
	2/2/2022	213,709	9,291	(4)	—	7.53	2/2/2032	—		—
	2/2/2022	—	—		—	—	—	18,950	(5)	68,410
	1/30/2023	220,864	82,036	(6)	—	12.88	1/30/2033	—		—
	1/30/2023	—	—		—	—	—	53,550	(7)	193,316
	1/25/2024	225,208	244,792	(8)	—	9.28	1/25/2034	—		—
	1/25/2024	—	—		—	—	—	126,150	(9)	455,402
	1/27/2025	—	477,500	(10)	—	7.00	1/27/2035	—		—
	1/27/2025	—	—		—	—	—	164,800	(11)	594,928

Christophe Arbet-Engels, M.D., Ph.D.	10/1/2025	—	450,000	(12)	—	3.87	10/1/2035	—		—
	10/1/2025	—	—		—	—	—	150,000	(13)	541,500

M. Scot Roberts, Ph.D.	4/8/2016	375	—	(14)	—	401.10	4/8/2026	—		—
	9/22/2017	1,667	—	(15)	—	74.40	9/22/2027	—		—
	5/21/2018	1,667	—	(16)	—	13.35	5/21/2028	—		—
	1/2/2019	8,750	—	(17)	—	2.60	1/2/2029	—		—
	3/26/2019	14,250	—	(18)	—	2.95	3/26/2029	—		—
	1/2/2020	35,817	—	(2)	—	1.92	1/2/2030	—		—
	2/1/2021	90,000	—	(3)	—	16.71	2/1/2031	—		—
	2/2/2022	87,784	3,816	(4)	—	7.53	2/2/2032	—		—
	2/2/2022	—	—		—	—	—	7,775	(5)	28,068
	1/30/2023	76,562	28,438	(6)		12.88	1/30/2033	—		—
	1/30/2023	—	—		—	—	—	18,550	(7)	66,966
	1/25/2024	78,200	85,000	(8)		9.28	1/25/2034	—		—
	1/25/2024	—	—		—	—	—	43,800	(9)	158,118
	1/27/2025	—	183,600	(10)	—	7.00	1/27/2035	—		—
	1/27/2025	—	—		—	—	—	63,400	(11)	228,874

M. Scott Harris, M.D.	9/9/2019	107,000	—	(19)	—	2.13	9/9/2029	—		—
	1/2/2020	31,400	—	(2)	—	1.92	1/2/2030	—		—
	2/1/2021	90,000	—	(3)	—	16.71	2/1/2031	—		—
	2/2/2022	87,784	3,816	(4)	—	7.53	2/2/2032	—		—
	2/2/2022	—	—		—	—	—	7,775	(5)	28,068
	1/30/2023	76,562	28,438	(6)		12.88	1/30/2033	—		—
	1/30/2023	—	—		—	—	—	18,550	(7)	66,966
	1/25/2024	78,200	85,000	(8)		9.28	1/25/2034	—		—
	1/25/2024	—	—		—	—	—	43,800	(9)	158,118
	1/27/2025	—	183,600	(10)	—	7.00	1/27/2035	—		—
	1/27/2025	—	—		—	—	—	63,400	(11)	228,874
(1)	This option was granted on November 30, 2018 and 25% became vested and exercisable on the first anniversary of the grant date. The aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36-month period commencing on January 1, 2020.

(2)	On January 2, 2020, Drs. Garg, Harris and Roberts were granted an option to purchase 149,500, 61,400 and 61,400, respectively, shares of Common Stock of the Company at an exercise price of $1.92 per share. 25% of the option vests and becomes exercisable on the first anniversary of the grant date and the aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36-month period commencing on February 2, 2021. These options are fully vested.
(3)	On February 1, 2021, Drs. Garg, Harris and Roberts were granted an option to purchase 241,500, 90,000 and 90,000, respectively, shares of Common Stock of the Company at an exercise price of $16.71 per share. 25% of the option vests and becomes exercisable on the first anniversary of the grant date and the aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36-month period commencing on March 1, 2022. These options are fully vested
(4)	On February 2, 2022, Drs. Garg, Harris and Roberts were granted an option to purchase 223,000, 91,600 and 91,600, respectively, shares of Common Stock of the Company at an exercise price of $7.53 per share. 25% of the option vests and becomes exercisable on the first anniversary of the grant date and the aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36-month period commencing on February 2, 2023.
(5)	On February 2, 2022, Drs. Garg, Harris and Roberts were granted 75,800, 31,100 and 31,100 RSUs, respectively. The RSUs vest equally over a four-year period commencing on February 2, 2023.
(6)	On January 30, 2023, Drs. Garg, Harris and Roberts were granted an option to purchase 302,900, 105,000 and 105,000, respectively, shares of Common Stock of the Company at an exercise price of $12.88 per share. 25% of the option vests and becomes exercisable on the first anniversary of the grant date and the aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36-month period commencing on January 30, 2024. Pursuant to their respective Transitional Services and Release Agreements, Drs. Garg and Harris are expected to forfeit 44,173 and 24,063 of these options respectively.
(7)	On January 30, 2023, Drs. Garg, Harris and Roberts were granted 107,100, 37,100 and 37,100 RSUs, respectively. The RSUs vest equally over a four-year period commencing on January 30, 2024. Pursuant to their respective Transitional Services and Release Agreements, Drs. Garg and Harris are expected to forfeit 26,775 and 9,275 of these RSUs respectively.
(8)	On January 25, 2024, Drs. Garg, Harris and Roberts were granted an option to purchase 470,000, 163,200 and 163,200, respectively, shares of Common Stock of the Company at an exercise price of $9.28 per share. 25% of the option vests and becomes exercisable on the first anniversary of the grant date and the aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36-month period commencing on January 25, 2025. Pursuant to their respective Transitional Services and Release Agreements, Drs. Garg and Harris are expected to forfeit 186,041 and 78,200 of these options respectively.
(9)	On January 25, 2024, Drs. Garg, Harris and Roberts were granted 168,200, 58,400 and 58,400 RSUs, respectively. The RSUs vest equally over a four-year period commencing on January 25, 2025. Pursuant to their respective Transitional Services and Release Agreements, Drs. Garg and Harris are expected to forfeit 84,100 and 29,200 of these RSUs respectively.
(10)	On January 27, 2025, Drs. Garg, Harris and Roberts were granted an option to purchase 477,500, 183,600 and 183,600, respectively, shares of Common Stock of the Company at an exercise price of $7.00 per share. 25% of the option vests and becomes exercisable on the first anniversary of the grant date and the aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36-month period commencing on January 27, 2026. Pursuant to their respective Transitional Services and Release Agreements, Drs. Garg and Harris are expected to forfeit 308,385 and 133,875 of these options respectively.
(11)	On January 27, 2025, Drs. Garg, Harris and Roberts were granted 164,800, 63,400 and 63,400 RSUs, respectively. The RSUs vest equally over a four-year period commencing on January 27, 2026. Pursuant to their respective Transitional Services and Release Agreements, Drs. Garg and Harris are expected to forfeit 123,600 and 47,550 of these RSUs respectively.
(12)	On October 1, 2025, Dr. Arbet-Engels was granted an option to purchase 450,000 shares of Common Stock of the Company at an exercise price of $3.87 per share. 25% of the option vests and becomes exercisable on the first anniversary of the grant date and the aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36-month period commencing on October 1, 2026.
(13)	On October 1, 2025, Dr. Arbet-Engels was granted 150,000 RSUs. The RSUs vest equally over a four-year period commencing on October 1, 2026.

(14)	These options were acquired pursuant to the Merger Agreement on May 4, 2017. These options are fully vested.
(15)	This option was granted on September 22, 2017, and 25% became vested and exercisable on the first anniversary of the grant date. The aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36 month period commencing on September 22, 2018. This option is fully vested.
(16)	This option was granted on May 21, 2018, and 25% became vested and exercisable on March 1, 2019. The aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36 month period commencing on April 1, 2019. This option is fully vested.
(17)	This option was granted on January 2, 2019, and 25% became vested and exercisable on the first anniversary of the grant date. The aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36-month period commencing on January 2, 2020. This option is fully vested.
(18)	This option was granted on March 26, 2019, and 25% became vested and exercisable on the first anniversary of the grant date. The aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36 month period commencing on March 26, 2020. This option is fully vested.
(19)	This option was granted on September 9, 2019, and 25% became vested and exercisable on the first anniversary of the grant date. The aggregate remaining unvested portion will vest and become exercisable in equal monthly installments over the 36-month period commencing on September 9, 2020. This option is fully vested.
(20)	Represents the fair market value of the shares underlying unvested RSUs as of December 31, 2025, based upon the closing price of our Common Stock on December 31, 2025 of $3.61.

Pay Versus Performance

In accordance with the rules adopted by the SEC under Item 402(v) of Regulation S-K, the following provides information about the relationship between Compensation Actually Paid (“CAP”) and certain financial performance of the Company. CAP is calculated in accordance with SEC rules and does not reflect the actual amount of compensation earned or paid during the applicable year. As a smaller reporting company, we are not required to include additional disclosure such as the company-selected measure.

The following table sets forth the compensation of our Principal Executive Officer (“PEO”) and the average compensation of the non-PEO Named Executive Officers (“Non-PEO NEOs”) as reported in the Summary Compensation Table in each applicable year (“SCT”), their CAP as well as certain financial performance of the Company:

					Value of
					Initial Fixed
					$100
			Average		Investment
	Summary		Summary	Average	Based on
	Compensation	Compensation	Compensation	Compensation	Total
	Table Total for	Actually Paid to	Table Total for	Actually Paid to	Shareholder
	PEO	PEO	Non-PEO NEOs	Non-PEO NEOs	Return	Net Loss
Year(1)	($)(2)	($)(3)(6)	($)(4)	($)(5)(6)	($)(7)	($)(In Thousands)
2025	8,026,590	1,787,014	2,381,321	957,048	21.95	88,093
2024	6,090,462	2,452,764	2,439,817	1,129,399	78.71	95,059
2023	5,482,089	2,105,333	2,590,486	1,469,468	122.82	88,447
(1)	The PEO was Vipin Garg (CEO) for each of the years presented. The Non-PEO NEOs for each of the years presented were listed below:
●	For 2025 – Christophe Arbet-Engels (CMO), M. Scot Roberts (CSO) and M. Scott Harris (former CMO)
●	For 2024 – M. Scott Harris (CMO) and M. Scot Roberts (CSO)
●	For 2023 – M. Scott Harris (CMO) and Raymond M. Jordt (CBO)
(2)	The dollar amounts reported in this column are the amounts of total compensation reported for the PEO in the “Total” column of the SCT in the applicable fiscal year.

(3)	In accordance with Item 402 (v) of Regulation S-K, the following adjustments were made to determine the CAP to our PEO during fiscal year 2025, which consisted solely of adjustments to the PEO’s equity awards:

Compensation Actually Paid	2025
SCT – Total Compensation	$8,026,590
Adjustments:
Deduct - amounts reported under the "Stock Awards" column in the SCT	(1,153,600)
Deduct - amounts reported under the "Option Awards" column in the SCT	(4,812,167)
Add - year-end fair value of outstanding and unvested equity awards granted in the covered fiscal year	1,847,007
Add - change in fair value of outstanding and unvested equity awards granted in prior fiscal years	(1,767,169)
Add - change in fair value as of the vesting date of equity awards granted in prior fiscal years that vested in the covered fiscal year	(312,075)
Subtract - fair value as of end of prior fiscal year of equity awards granted in prior fiscal years that failed to meet the applicable vesting conditions (i.e., are forfeited) during the covered fiscal year	(2,107,420)
Add - incremental fair value recognized in connection with the extension of the exercise period of outstanding options	2,065,848
Total Equity Adjustments	(6,239,576)
CAP	$1,787,014

(4)	The dollar amounts reported in this column represent the average of the amounts reported for the Non-PEO NEOs in the “Total” column of the SCT in the applicable fiscal year.
(5)	In accordance with Item 402 (v) of Regulation S-K, the following adjustments were made to determine the average CAP to our Non-PEO NEOs during fiscal year 2025, which consisted solely of adjustments to the Non-PEO NEOs’ equity awards:

Compensation Actually Paid	2025
SCT – Total Compensation	$2,381,321
Adjustments:
Deduct - amounts reported under the "Stock Awards" column in the SCT	(489,367)
Deduct - amounts reported under the "Option Awards" column in the SCT	(1,272,582)
Add - year-end fair value of outstanding and unvested equity awards granted in the covered fiscal year	1,084,556
Add - change in fair value of outstanding and unvested equity awards granted in prior fiscal years	(413,022)
Add - change in fair value as of the vesting date of equity awards granted in prior fiscal years that vested in the covered fiscal year	(153,814)
Subtract - fair value as of end of prior fiscal year of equity awards granted in prior fiscal years that failed to meet the applicable vesting conditions (i.e., are forfeited) during the covered fiscal year	(285,968)
Add - incremental fair value recognized in connection with the extension of the exercise period of outstanding options	105,924
Total Equity Adjustments	(1,424,273)
CAP	$957,048

(6)	The fair value of stock options reported for CAP was determined using a Black-Scholes option pricing model consistent with our accounting for equity-based compensation. The fair value of restricted stock was determined based on the closing price of our common stock as of the applicable dates.
(7)	Total Shareholder Return (TSR) represents the measurement period value of an investment of $100 in our stock on December 31, 2022, and then valued again on each of December 31, 2023, 2024 and 2025.

Relationship between Pay and Performance

While we are required by the SEC rules to disclose the relationships between our TSR and net loss with CAP, none of these performance metrics are currently being used by our compensation committee in evaluating our PEO or Non-PEO NEOs compensation.

The following chart sets forth the relationship between CAP to our PEO, the average CAP to our Non-PEO NEOs, and the Company's TSR during the applicable years:

The following chart sets forth the relationship between CAP to our PEO, the average CAP to our Non-PEO NEOs, and the Company's net loss during the applicable years:

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review and approval of related party transactions

Our related parties include our directors, executive officers, holders of more than five percent of the outstanding shares of our Common Stock and the foregoing persons’ immediate family members. We review relationships and transactions in which the Company and our related parties are participants to determine whether such related persons have a direct or indirect material interest. Our Related Party Transaction Policy requires our Audit Committee to review any related party transactions in which the amount involved will, or may be, expected to exceed $50,000. Additionally, as required under SEC rules, transactions since January 1, 2024 that are determined to be directly or indirectly material to a related party are disclosed below. In addition, the Audit Committee reviews and approves any related party transaction that is required to be disclosed.

Other than Board or employment relationships and compensation resulting from those employment relationships, no director, executive officer, holder of more than five percent of the outstanding shares of our Common Stock or immediate family member of any of the foregoing, was a party to any transaction or series of transactions since January 1, 2025, or is to be a party to any currently proposed transaction or series of proposed transactions, in which (i) the Company (including any of its subsidiaries) was, is, or will be a participant, (ii) the amount involved will, or may be, expected to exceed $120,000 for any related party group within the combined periods required to be presented in the financial statements, and (iii) any related party had, has, or will have a direct or indirect interest other than solely as a result of being a director of another entity.

Indemnification agreements

We have entered into an indemnification agreement with each of our outside directors. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

OTHER MATTERS

Other matters

As of the date of this Proxy Statement, the Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

Stockholder proposals for 2027 Annual Meeting

In order to be considered for inclusion in the Company’s proxy statement and proxy card relating to the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”), any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by the Company at its principal executive offices in Gaithersburg, Maryland, on or before November 6, 2026, unless the 2027 Annual Meeting is held on a date more than 30 days from the anniversary of the 2026 Annual Meeting, in which case such proposals must be submitted a reasonable time before the Company prints and mails the proxy materials for the 2027 Annual Meeting.

In addition, under the Company’s bylaws, any director nominee or proposal for consideration at the 2027 Annual Meeting submitted by a stockholder other than pursuant to Rule 14a 8 will be considered timely if such proposal or director nomination is received by the Corporate Secretary of the Company at its principal executive offices within the time periods set forth in the Company’s bylaws. If the 2027 Annual Meeting is held on a date no more than 30 days before or after April 16, 2027, the anniversary date of the 2026 Annual Meeting, then a stockholder proposal or director nominee must be received no earlier than December 17, 2026 and no later than January 16, 2027. However, if the Company’s 2027 Annual Meeting is held on a date more than 30 days before or after April 16, 2027, such proposals or director nominees must be received no later than 10 days after the day on which the date of the 2027 Annual meeting is first disclosed by the Company. Any such proposal or nomination must meet the requirements set forth in the Company’s bylaws.

Additionally, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by the Company’s bylaws and Rule 14a-19 under the Securities Exchange Act of 1934 no later than January 16, 2027.

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. The SEC’s website contains reports, proxy statements and other information regarding issuers, such as Altimmune, Inc., that file electronically with the SEC.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of reports, proxy statements or other information concerning the Company without charge, by written or telephonic request directed to our Corporate Secretary at Altimmune, Inc., 910 Clopper Road, Suite 201S, Gaithersburg, Maryland 20878. A request for copies of reports, proxy statements or other information concerning the Company must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on March 13, 2026.

APPENDIX A

CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALTIMMUNE, INC.

The undersigned, being the Chief Executive Officer of Altimmune, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby amend and certify as follows:

1. That the name of the Corporation is Altimmune, Inc., and that the Corporation was originally incorporated pursuant to the GCL on April 25, 2005 under the name Healthcare Acquisition Corp.

2. That this Certificate of Amendment has been duly adopted by the Board of Directors and stockholders in accordance with the provisions of section 242 of the Delaware General Corporation Law.

The first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation is amended and restated to read as follows:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 401,000,000 of which 400,000,000 shares shall be Common Stock of the par value of $0.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share.”

3. That this Certificate of Amendment shall be effective as of on , 2026.

4. Except as set forth in this Certificate of Amendment, the Amended and Restated Certificate of Incorporation, as previously amended, remains in full force and effect.

[SIGNATURE PAGE FOLLOWS]

A-1

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this day of , 2026.

Jerome Durso,
President and Chief Executive Officer

A-2

APPENDIX B

ALTIMMUNE, INC.

AMENDMENT NO. 1 TO

2019 EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, the Board of Directors of Altimmune, Inc., a Delaware corporation (the “Company”) approved and adopted the Amended and Restated 2019 Employee Stock Purchase Plan (the “2019 Plan”) of the Company on September 26, 2019; and

WHEREAS, the Board of Directors and the stockholders of the Company have determined that it is in the best interest of the Company to amend the 2019 Plan as set forth in this Amendment No. 1 (this “Plan Amendment”).

NOW, THEREFORE, the 2019 Plan is amended as follows:

1.	Amendment of the 2019 Plan
1.01.	Section 12(a) of the 2019 Plan is hereby amended and restated in its entirety to read as follows:

(a) “The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 1,108,827 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the Administrator determines that on a given Exercise Date the number of shares with respect to which Options are to be exercised may exceed (i) the number of shares then available for sale under the Plan or (ii) the number of shares available for sale under the Plan on the Offering Date(s) of one or more of the Offering Periods in which such Exercise Date is to occur, the Administrator may make an allocation of the shares remaining available for purchase on such Offering Dates or Exercise Date, as applicable, and shall either continue the Offering Period then in effect or terminate any one or more Offering Periods then in effect pursuant to Section 19. Such allocation method shall be “bottom up,” with the result that all Option exercises for one share shall be satisfied first, followed by all exercises for two shares, and so on, until all available shares have been exhausted. Any amount remaining in a Participant’s payroll account following such allocation shall be returned to the Participant and shall not be carried over to any future Purchase Period or Offering Period, as determined by the Administrator.”

2.	Miscellaneous

2.01.Effect.  Except as amended hereby, the 2019 Plan shall remain in full force and effect.

2.02.Defined Terms.  All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the 2019 Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.Governing Law.  This Plan Amendment shall be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflict of laws.

ADOPTED BY BOARD OF DIRECTORS:	January 30, 2026

APPROVED BY STOCKHOLDERS:	[•], 2026

B-1

ALTIMMUNE, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Signature__________________________________ Signature, if held jointly________________________________ Date___________, 2026 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. VOTE AT THE MEETING – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend, visit: https://www.cstproxy.com/altimmune/2026 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK  EASY 204272 Altimmune Proxy Card Rev3 Front CONTROL NUMBER Director of Nominees (1) Jerome Durso (2) John M. Gill (3) Philip L. Hodges (4) Diane Jorkasky, M.D. (5) Teri Lawver (6) Wayne Pisano (7) Mitchel Sayare, Ph.D. (8) Klaus O. Schafer, M.D., MPH (9) Catherine Sohn, Pharm D (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) 2. Vote to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. 3. Hold an advisory vote on the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement. 4. Vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to increase the number of authorized shares of the Company’s common stock. 5. Vote to approve an amendment to the Company’s 2019 Employee Stock Purchase Plan to increase the number of shares of the Company’s common stock reserved under the Company’s 2019 Employee Stock Purchase Plan 6. Approve the authorization to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the proposals. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” THE NOMINEES ON PROPOSAL 1, AND A VOTE “FOR” PROPOSALS 2, 3, 4, 5 AND 6. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 15, 2026. 1. Vote to elect the nine nominees named in the attached Proxy State-ment as members of the Company’s Board of Directors for terms expiring at the 2027 Annual Meeting of Stockholders. 2026

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  ALTIMMUNE, INC. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 204272 Altimmune Proxy Car Rev3 Back The undersigned appoints Jerome Durso and Gregory Weaver, M.B.A., and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Altimmune, Inc. held of record by the undersigned at the close of business on March 13, 2026 at the Annual Meeting of Stockholders of Altimmune, Inc. to be held virtually at: https://www.cstproxy.com/altimmune/2026 on April 16, 2026 at 8:30 a.m., or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NINE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, PROPOSAL 5, AND PROPOSAL 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The 2026 Proxy Statement and the 2025 Annual Report to Stockholders are available at: https://www.cstproxy.com/altimmune/2026 2026